UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 10, 2020

Date of Report (Date of earliest event reported)

Slinger Bag Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill

Baltimore, MD

21244

(Address of Principal Executive Offices)

(443) – 407 7564

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Explanatory Note

On September 16, 2019, Slinger Bag Inc. (then operating under its previous name, Lazex Inc., the “Company”) acquired 100% of the outstanding shares of Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”) by way of contribution of such shares by Zehava Tepler (“Zehava”), Slinger Bag America’s then owner, in exchange for Slinger Bag America’s 20,000,000 shares of common stock of the Company. As a result of such transactions, the Company became the owner of 100% of Slinger Bag Americas. At the time of the contribution of Slinger Bag Americas by Zehava to the Company, Zehava was the majority owner of the Company and, as such, the contribution of Slinger Bag Americas was a transaction between entities under common control.

On February 10, 2020, Slinger Bag Americas became the 100% owner of its affiliate, Slinger Bag Ltd (“SBL”), an Israeli corporation, after Zehava, the owner of SBL, contributed it to Slinger Bag Americas for no consideration (the “Contribution”). As with the contribution of Slinger Bag Americas to the Company, the Contribution was a transaction between entities under common control. Given the magnitude of the operations of SBL relative to the operations of the Company, the Company has decided to report the Contribution on this Form 8-K.

In addition to the foregoing financial information relating to SBL, the Company is also disclosing Form 10 information in this amended report.

All share figures in this report are post-split, which means that any shares issued prior to the Company’s forward split on February 25, 2020, have been multiplied by four (4) for the purpose of disclosure in this report.

Item 1.01 Entry into a Material Definitive Agreement

On March 16, 2020, Slinger Bag Inc. (the “Company”) entered into (i) a $500,000 12% promissory note due March 16, 2022 (the “Note”), (ii) a warrant agreement of even date (the “Warrant”) and a securities purchase agreement (the “SPA”), in each case, with Midcity Capital Limited, an Ontario corporation (“Midcity”).

Note

Any amount of principal or interest on the Note, which is not paid when due shall be an event of default and bear interest at the rate of eighteen (18%) per annum from the due date thereof until the same is paid. In the case of an Event of Default (as defined in the Note), the Note shall become immediately due and payable and interest shall accrue at the rate of Default Interest.

Warrant

The terms of the Warrant permit Midcity to purchase 500,000 shares of common stock of the Company at a 40% discount to the market price on the date of purchase. The Warrant is exercisable for a period of two years from its date.

SPA

The SPA contains customary representations, warranties and covenants for securities purchase agreements.

The foregoing description of the Note, Warrant and SPA are only summaries and are qualified in its entirety by the terms of the Note, Warrant and SPA attached as exhibits hereto.

Effective March 26, 2020, Slinger Bag Americas Inc., a wholly-owned subsidiary of the Company entered into a distribution agreement (the “Agreement”) with Globeride, Inc. (“Globeride”) that makes Globeride the Company’s exclusive distributor in Japan of Slinger Bag’s line of products, including, but not limited to, tennis ball launcher devices, tennis ball launcher accessories, sports bags, tennis balls tennis court accessories and other tennis related products to be marketed by the Company through January 31, 2025. Pursuant to the Agreement, Globeride has committed to purchase for distribution a minimum of 32,500 Slinger Bag Tennis Ball Launchers through the end of January 2025.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by the terms of the Agreement attached as an exhibit hereto.

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Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)	Audited financial statements of Slinger Bag Ltd for the period of October 15, 2018 (inception) through April 30, 2019, as well as unaudited financial statements as of and for the nine months ended January 31, 2020, filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information

(1)	Unaudited pro forma financial information for the year ended April 30, 2019 and the nine months ended January 31, 2020 giving effect to the Contribution, filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

99.1 Audited Financial Statements of Slinger Bag Limited for the period of October 15, 2018 (inception) through April 30, 2019, as well as unaudited financial statements as of and for the nine months ended January 31, 2020

99.2 Unaudited Pro Forma Condensed Combined Financial Statements

Form 10 Information

ITEM 1. BUSINESS

Forward Looking Statements

This current report on Form 8-K of Slinger Bag Inc., a Nevada corporation (the “Company”), contains “forward-looking statements,” as defined in the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about our market opportunity, our strategies, competition, expected activities and expenditures as we pursue our business plan, and the adequacy of our available cash resources. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may differ materially from the predictions discussed in these forward-looking statements. The economic environment within which we operate could materially affect our actual results. Additional factors that could materially affect these forward-looking statements and/or predictions include, among other things: well-established competitors who have substantially greater financial resources and longer operating histories, regulatory delays or denials, ability to compete as a start-up company in a highly competitive market, and access to sources of capital, other factors over which we have little or no control and other factors discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”).

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Our management has included projections and estimates in this current report on Form 8-K, which are based primarily on management’s experience in the industry, assessments of our results of operations, discussions and negotiations with third parties and a review of information filed by our competitors with the SEC or otherwise publicly available. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

The Company

Lazex Inc. (the “Company” or “Slinger”), was formed on July 12, 2015 as a Nevada corporation. From its inception until September 13, 2019, the Company was in the business of providing travel consulting and tour guide services. On September 16, 2019, Slinger Bag Americas Inc. (“Slinger Bag Americas”) acquired 20,000,000 shares of the Company’s common stock from its then shareholders. On September 16, 2019, the Company acquired 100% of the outstanding shares of “Slinger Bag Americas” when the then owner of Slinger Bag Americas contributed her shares of Slinger Bag Americas to the Company in exchange for 20,000,000 shares of the Company. The result of the foregoing transactions is that Slinger Bag Americas became a wholly-owned subsidiary of the Company. From September 16, 2019 and onward, the Company ceased its performance of travel consulting or tour guide services and has switched its focus to the development of the technologies and products owned by Slinger Bag Americas.

On February 10, 2020, Slinger Bag Americas acquired a 100% ownership stake in Slinger Bag Ltd (“SBL”). SBL owns the intellectual property rights pertaining to the Slinger Launcher (described more fully below) and was responsible for the Kickstarter campaign described more fully below.

On February 25, 2020, the Company increased the number of authorized shares of Common Stock from 75,000,000 to 300,000,000 and effected a four-for-one forward split of its outstanding shares of common stock. Approval of the Company’s stockholders was not required to be obtained, as authorized by NRS Section 78.207, et seq. The forward split became effective on February 25, 2020. As a result of the forward stock split, each share of the Company’s common stock outstanding has been split into four shares of the Company’s common stock.

Through its ownership of Slinger Bag Americas and SBL, Slinger is the owner of the Slinger Launcher and is focused on the Ball Sport Market globally. Slinger has developed and patented a highly portable and affordable Ball launcher built into an easy to transport wheeled trolley bag (the “Slinger Launcher”). The Slinger Bag allows anyone to simply and easily control the speed, frequency and elevation of balls that are launched for practice, training or fitness purposes.

Slinger will initially focus all its energies on the Tennis market worldwide.

For the regular tennis player Slinger is much more than a tennis ball launcher. It also functions as a complete tennis bag with ample room for racquets, shoes, towels, water bottles and other accessories and can charge mobile phones and other devices.

Tennis Ball machines have been around since the 1950’s when they were introduced by Renne Lacoste. Improvements to performance were made in the 1970’s when Prince started its tennis business on the back of its first product – Little Prince – which was a vacuum operated ball machine. In the 1990’s the first battery operated machines came to the market and since that time very little, if anything has changed in the structure of ball machines products outside of added computerization. Typically, the machines being marketed by traditional ball machine brands are large, cumbersome and awkward to operate. They are also very expensive – often well above U.S. $1,000. Up until today 99% of all tennis ball machines have sold to tennis facilities, with only a few being sold directly to tennis playing consumers.

According to the Tennis Industry Association (www.tia.org) the single largest challenge facing tennis participation is the fact that 34% of lapsed players cited a “lack of playing partner” as the reason for them stopping to play tennis. Slinger goes a long way to solving this issue.

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The global tennis market is regarded by industry experts, governing organizations, Tennis brands and tennis-specific market research companies as having 100 million active players globally, with as many consumers again being avid fans of the sport. Of this 100 million tennis player market, 20 million players are regarded as frequent or avid players – players who play regularly - at least 1 time per month. These avid players drive the total tennis industry and account for 80% of all tennis revenues worldwide.

It is this avid player market that Slinger is focused on penetrating with its Slinger Launcher and associated tennis accessories.

Slinger intends to disrupt this traditional tennis market by creating a new ball machine category – called Slinger Launcher – and marketing portable and affordable Slinger Launchers directly to avid, regular tennis players. Constructed within a wheeled trolley tennis bag, a Slinger Launcher weighs around 15kgs / 34lbs when empty. If stored with 72 Balls inside the weight increases to 19kgs / 42lbs. It can easily be stored in a car trunk, wheeled to the court and set up within minutes to use. The Slinger Launcher is powered by a 10Ah Lithium battery that can last up to 5 hours of play depending on the settings being used. Slinger’s convenience as a tennis bag combined with its ease of operation and overall performance as a tennis ball launcher is the basis that the company will target direct sales to these avid players.

While the initial brand focus is clearly on Tennis, Slinger is developing similar launchers to address other forms of tennis around the globe that are either rapidly gaining new participants or are already well-established sports in their own right. These include but are not limited to Pickleball (USA), Soft Tennis (Japan), Squash (International Markets) and Paddle Tennis (International markets).

In future years the company plans to enter new ball sport markets such as Baseball, Cricket, Badminton and others.

To test the market for its products, Slinger, through its affiliate SBL, initiated a Kickstarter and Indiegogo campaign in 2019, selling 3,100 units which is expected to generate revenue of approximately U.S. $862,000.

As at the beginning of November 2019, the Company shipped 100 new product packages to potential distribution partners, high level players and several tennis journalists as part of a final market testing program. Feedback resulted in a few minor tweaks to the design of our Slinger Launcher, which have been incorporated into the final production unit. Our manufacturing facility in China went into full production in late November 2019. As of January 15, 2020, we had shipped 4,000 product packages out of China. These were delivered to our logistics facilities in South Carolina and California for the United States market and to Belgium and Honk Kong for international markets.

Additionally, we shipped five full containers of our Slinger Triniti Tennis Balls from Wilson (our supplier) in Thailand to the United States and Belgium.

The Company is in various stages of negotiation with 50 individual potential market distribution companies across the globe and, subject to a resumption of operations at its Chinese manufacturing facility, is expecting to manufacture and ship out the next round of Slinger Launchers after distribution agreements are signed for delivery in the Summer of 2020.

Our principal executive office is located at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244, and our telephone number is 443-407-7564.

Strategy

The Company has an opportunity to disrupt the traditional tennis market globally. The Company expects drive 70% of its global revenues through its on-line e-commerce platform at www.slingerbag.com with the balance of revenues coming from partnerships with leading distributors, wholesalers, federations, organizations and core specialty dealers. The Company will operate a third-party distributor structure in all markets with the exception of the United States, the largest tennis market globally. Distributor partners will have exclusive territories and will have a recognized background within the tennis industry for their market as well as having the financial capacity and service infrastructure to aggressively grow the Slinger brand. Uniquely in the sports industry, all consumer orders received into Slingerbag.com from markets outside the United States will be routed back to our local distribution partners to fulfill and to service their local customers. All distributor partners will purchase with advanced orders, either based on a vendor-direct FOB Asia direct ship or through 1 of our 3 global 3rd party distribution facilities on a duty paid basis and at premium cost price. Currently, the Company has on-going discussions with around 50 key potential distributor partners around the globe and is looking to close these distribution arrangements in the coming months.

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The United States market will remain a direct to consumer market for Slinger. As the largest Tennis market in the world with 17.4 million players of which 10.5million are regular / avid players, the United States is a key market both to establish the Slinger brand and to drive demonstrable growth. Direct to consumer sales will be supplemented by one or more leading tennis distributors and wholesalers who manage large databases of coach, player, college, high school and club clients as well as several of the largest tennis specialty dealers in the United States market. This market will be serviced out of a third-party logistics facility in West Columbia SC and operated Slinger’s preferred global logistics partners, DSV, one of the world’s leading suppliers of freight-forwarding, logistics and warehousing.

Brand Marketing

As a direct 2 consumer e-commerce brand, all marketing activity and advertising media will be centered around pushing consumers to www.slingerbag.com . Slinger has engaged a number of leading agencies to support its global marketing efforts:

Brand Nation is a world class influencer marketing agency based in London. Brand Nation will lead all influencer programming, including the launch plan to seed up to 1,000 Launchers to leading sports, tennis, Film, TV, Music and blogger celebrities known for the fact that they play tennis regularly. High-end examples of potential social media influencers are globally recognized names such as (i) the Beckhams whose son is a regular player, (ii) Elton John who plays every day and Cristiano Ronaldo the soccer player, etc. All this influencer activity will be rolled up to the Slinger social media sites and are expected to generate significant brand interest.

Ad Venture Media Group is a New York based leading PPC (pay-per-click) agency whose work is grounded in sophisticated scientific analysis of consumer data and consumer trends and they are recognized globally as leaders in paid search and paid social media campaigns. Ad Venture Media will lead all Slinger PPC activity on a performance-based fee structure and is briefed to drive consumer engagement, through bespoke advertising campaigns that are aligned to our profitability objectives.

Each of our distributor partners around the world will also contribute to Slinger marketing activity with an agreed local budget lined to their revenue objectives and will execute local grassroots programs including demo days, local teaching pro partnerships, specialist tennis network communications and they will seed product locally to their key market tennis influencers to further increase the intensity of the influencer effort. Marketing dollars will also be allocated to Google and other social media advertising spend and overseen by Ad Venture Media Group.

Distribution Agreements

Effective March 26, 2020, the Company entered into a distribution agreement (the “Agreement”) with Globeride, Inc. (“Globeride”) that makes Globeride the Company’s exclusive distributor in Japan for Slinger Bag’s line of products, including, but not limited to, tennis ball launcher devices, tennis ball launcher accessories, sports bags, tennis balls tennis court accessories and other tennis related products to be marketed by the Company through January 31, 2025. Japan is the second largest market in Tennis and a key influencing market for sport, particularly Tennis. Pursuant to the Agreement, Globeride has committed to purchase for distribution a minimum of 32,500 Slinger Bag Tennis Ball Launchers through the end of January 2025.

Brand Endorsements

Slinger has reached agreement with several globally recognized brand ambassadors.

Nick Bollettieri is without question the most famous tennis coach globally, having trained 10 world #1 players such as Andre Agassi, Jim Courier, Boris Becker, Monica Seles, Maria Sharapova and Serena Williams. Nick will join Slinger Bag as “Head Coach” and will provide registered Slinger consumers with regular training and coaching tips through Slingers “Coaches Corner” on its website.

Mike & Bob Bryan (aka the Bryan Brothers – the foremost doubles team in the Tennis world) will be the global ambassadors for Slinger Bag from the global Tennis tour and will feature prominently in our marketing messaging.

The Professional Tennis Registry (PTR) – a United States-based teaching teacher association with approximately 40,000 members will become a strategic partner for Slinger with all their members able to access a VIP part of our website.

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Strategic Brand Partnerships

Slinger Bag is actively working on securing a number of highly visible ground-breaking strategic partnerships across tennis. These partnerships will both provide Slinger Bag with co-branded products to supplement the core Slinger Bag product offering and, at the same time, are expected to drive mutually beneficial marketing campaigns aimed at reaching avid tennis players globally.

● Wilson Sporting Goods Partnership:

Wilson, the #1 brand in global tennis, will provide Slinger Bag with co-branded Wilson-Slinger Triniti tennis balls. Slinger, with its player-focused affordable ball launcher will become a natural consumer of significant quantities of tennis balls. Each launcher can hold up to 144 balls. This will be the first time in Wilson’s history that it has a co-branded any product with another tennis brand. The Triniti ball is also a new innovation in tennis balls and is the first truly recyclable tennis ball. Slinger Bag will also become a major partner to the Recycle Ball (www.recycleballs.com) program operated in the United States under Wilson’s guidance.

● Pilla Sport Glasses:

Pilla Sport provides some of the most high-tech sports glasses available. Used by Olympians the world over in pentathlon, shooting and other sports, Pilla has developed the most innovative tennis sunglasses ever produced and will co-brand these with Slinger under an exclusive agreement. Using Zeiss® technology lenses, these glasses enhance the players experience and enjoyment by eliminating all sun glare and by optimizing the visibility of the yellow tennis ball and the white court lines.

● Professional Tennis Registry (PTR):

The PTR is the world’s most prestigious teaching pro organization with more than 40,000 members. Slinger has partnered with PTR for the supply of Ball Launchers to their membership.

● DSV Logistics DSV is the world’s leading suppliers of warehousing, freight forwarding and logistics. Slinger will use DSV services in China, Europe and the US to optimize all logistical activities.

Competition

None. There are currently no competitors with products that are similar to the Slinger Bag. There are, however, tennis ball machines, including the following machines:

●	Spinshot Player Tennis Ball Machine
●	Spinfire Pro 2
●	Lobster Sports Elite 3
●	Spinshot Plus-2
●	Lobster Sports Elite Grand V Limited Edition
●	Lobster Sports Phenom II
●	Spinshot Plus
●	Lobster Sports Elite 2
●	Spinshot Pro
●	Lobster Sports Elite 1
●	Spinshot Lite
●	Lobster Sports Elite Liberty Tennis Ball Machine
●	Match Mate Rookie
●	https://sportstutor.com/tennis-cube/
●	https://sportstutor.com/tennis-tutor-prolite/
●	https://sportstutor.com/tennis-tutor/

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Raw Materials

All materials used in the Slinger Launder are available off-the-shelf. The trolley bag is manufactured with 600D Polyester and has the CA65 certification for the USA market. The launcher housing is produced using an injection mold using poly propylene mixed with 30% glass fibers. The electronic, PCB and remote-control parts are all standard off the shelf items.

Intellectual Property

The Company retains specialist trademark and patent attorneys with international experience.

As at the date hereof, the Company has applied for international design and utility patent protection for its main 3 products: Slinger Launcher, Slinger Oscillator and Slinger Telescopic Ball Tube. Patents have been applied for in USA, China, Taiwan, India and EU markets as key markets. Trademarks are applied for through our Trademark Lawyers in all major markets around the globe including but not limited to USA; Japan; China; Australia, South Africa, EU markets, UK. Applications have been issued in several markets and are in process in all other markets.

Slinger Bag Inc. own the rights to its Slingerbag.com domain.

Costs and Effects of Complying with Environmental Regulations

Set forth below is a detailed chart of all Product Certifications held by Slinger for key global markets covering Battery, Remote Control (Radio Wave), and Power Charger. In addition, within the United States, Slinger complies with the required California 65 regulations in respect of the materials used in the construction of its trolley bag.

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Research and Development

The Company is involved in additional research and development of transportable, affordable and player-enhancing ball launching machines and associated game improvement products for all Ball Sports. We retain outside consultants to provide these services and each consultant has a specific expertise (molding technology, electronics, product design, bag design as examples). We also are working with a select group of highly qualified and resourceful third-party suppliers in Asia. We are also working with each supplier to identify product enhancement, new concepts and improvement to production on an on-going basis. For all new projects, management provides detailed briefs, market data, product cost targets, competitive analysis, timelines and project cost goals to either the product consultants or vendors and manages them to agreed key performance indicators (“KPIs”). These KPI’s include but are not limited to (i) manufacturing to target costs; (ii) agreed development timelines; (iii) established quality criteria; (iv) defined performance criteria.

Outside of this we retain specialist trademark and patent attorneys and bring them in to the projects as needed.

Government Regulation

Both Slinger Launcher and Slinger Oscillator meet all the United States government requirements for electrical, radio wave and battery standards as well as having all necessary and required certification to facilitate global marketing and sales of these products.

Employees

We have three people providing us services on a full-time basis – our Chief Executive Officer, Chief Marketing Officer and a general marketing support employee. Our General Counsel and Investor Relations Director are also employed pursuant to service agreements, but neither are providing us services on a full-time basis. We also have consulting-based service agreements with two industry leading experts in finance and operations covering our CFO and COO roles.

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Effective July 2020, we intend to use specialized agency staff to provide customer service for our North American direct-to-consumer business. These staff will be located within our ERP solution provider in Bellville, Canada and will be trained and managed locally.

Quality Control

Quality control is a critical function within Slinger. As a new brand our business enterprise success will be solely dependent on the quality and consistency of our products. To ensure the highest levels of quality control, Slinger has engaged a QC/Vendor Management partner located in Taiwan with offices in Southern China. The QC partner, Stride-Innovation, has over 30 years of experience working with Ball Sport companies such as ours.

In partnership, together, we have created and documented Slinger quality guidelines, testing procedures and warranty processes. We have implemented an agreed Quality Audit process for all product parts being received and used by our product assembly vendor. All products go through a rigorous, statistically valid QC testing approval process before being confirmed as released for shipment.

Vendors

Slinger only works with and through reputable third-party suppliers. We are in the process of finalizing vendor agreements with each key vendor partner and through our Vendor Management partner, Stride-Innovation, we are regularly visiting the vendor facilities and monitoring production, as well as employee welfare. We do not utilize or condone the use of child labor of any kind in the production of our products. We ensure that our vendor partners are providing quality workplace conditions, workplace care and programs and meet all statutory requirements.

Going Concern

The Company is an emerging growth company. The Company has incurred accumulated losses of $716,334 through January 31, 2020 and negative working capital of $674,145 at January 31, 2020. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material adverse effect on its business. Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on the Company’s existing stockholders.

The Company intends to overcome the circumstances that impact its ability to remain a going concern through a combination of the commencement of revenues, with interim cash flow deficiencies being addressed through additional equity and debt financing. The Company anticipates raising additional funds through public or private financing, strategic relationships or other arrangements in the near future to support its business operations; however, the Company may not have commitments from third parties for a sufficient amount of additional capital. The Company cannot be certain that any such financing will be available on acceptable terms, or at all, and its failure to raise capital when needed could limit its ability to continue its operations. The Company’s ability to obtain additional funding will determine its ability to continue as a going concern. Failure to secure additional financing in a timely manner and on favorable terms would have a material adverse effect on the Company’s financial performance, results of operations and stock price and require it to curtail or cease operations, sell off its assets, seek protection from its creditors through bankruptcy proceedings, or otherwise. Furthermore, additional equity financing may be dilutive to the holders of the Company’s common stock, and debt financing, if available, may involve restrictive covenants, and strategic relationships, if necessary, to raise additional funds, and may require that the Company relinquish valuable rights.

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ITEM 1A. RISK FACTORS

You should carefully consider the risks described below and other information in this prospectus, including the financial statements and related notes that appear at the end of this prospectus, before deciding to invest in our securities. These risks should be considered in conjunction with any other information included herein, including in conjunction with forward-looking statements made herein. If any of the following risks actually occur, they could materially adversely affect our business, financial condition, operating results or prospects. Additional risks and uncertainties that we do not presently know or that we currently deem immaterial may also impair our business, financial condition, operating results and prospects. In such case, the trading price of our common stock could decline and you could lose all or part of your investment.

Risks Related to Our Business

Our business is sensitive to consumer spending and general economic conditions.

Consumer purchases of discretionary premium sporting good items, which include all of our products, may be adversely affected by the current Coronavirus pandemic, as well as economic conditions such as employment levels, wage and salary levels, trends in consumer confidence and spending, reductions in consumer net worth, interest rates, inflation, the availability of consumer credit and taxation policies influence public spending confidence. Recent dramatic downturns in the strength of global stock markets, currencies and key economies have highlighted many if not all of these risks.

Consumer purchases in general may decline during recessions, periods of prolonged declines in the equity markets or housing markets and periods when disposable income and perceptions of consumer wealth are lower, and these risks may be exacerbated for us due to our focus on discretionary premium items. A downturn in the global economy, or in a regional economy in which we have significant sales, could have a material, adverse effect on consumer purchases of our products, our results of operations and our financial position, and a downturn adversely affecting our affluent consumer base or travelers could have a disproportionate impact on our business.

There continues to be a significant and growing volatility and uncertainty in the global economy due to the Coronavirus pandemic affecting all business sectors and industries. In addition, the on-going uncertainty in Europe (including concerns that certain European countries may default in payments due on their national debt and concerns regarding the future viability of the European Union and the possible effects of its unraveling) and any resulting disruption could adversely impact our net sales in Europe and globally unless and until economic conditions in that region improve and the prospects of national debt defaults in Europe decline. Further or future downturns may adversely affect traffic at our on-line sales portals (which currently includes our own website www.slingerbag.com) and could materially and adversely affect our results of operations, financial position and growth strategy.

Likewise, the current impasse in USA-China trade relations has resulted in import duties for all Slinger products into the USA being increased from the previous standard of 5% to 30%. Management has taken the view that at this time in the early years of Slinger growth, gaining distribution and share outweighs the immediate margin consideration and has decided to take the added increase in import tariffs as a margin loss.

We rely on independent manufacturers and suppliers.

We outsource the manufacture and assembly of all our products to companies located in Asia. We do not control our independent manufacturers and suppliers or their labor and other business practices. Violations of labor, environmental or other laws by an independent manufacturer or supplier, or divergence of an independent manufacturer’s or supplier’s labor or other practices from those generally accepted as ethical or appropriate in the U.S., could disrupt the shipments of our products or draw negative publicity for us, thereby diminishing the value of our brand, reducing demand for our products and adversely affecting our net income. Additionally, since we do not manufacture our products, we are subject to risks associated with inventory and product quality-control.

Recent events, such as the outbreak of Coronavirus in China during the Chinese New year Holidays, resulted in material delays in the production of our products. This has resulted in minimum two-month delay in our production scheduling. Further delays may forthcoming due to Coronavirus reasons or otherwise.

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Further, we have not historically entered into manufacturing contracts with our manufacturers; instead we have hired them on an ad hoc basis. Identifying a suitable manufacturer is an involved process that requires us to become satisfied with the prospective manufacturer’s quality control, responsiveness and service capabilities, financial stability and labor practices. While we have business continuity and contingency plans for alternative sourcing, we may be unable, in the event of a significant disruption in our sourcing, to locate alternative manufacturers or suppliers of comparable quality at an acceptable price, or at all, which could result in product shortages or decreases in product quality, and adversely affect our net sales, gross margin, net income, customer relationships and our reputation.

We depend on the strength of the Slinger brand.

We expect to derive substantially all of our net sales from sales of Slinger branded products. The reputation and integrity of the Slinger brand are essential to the success of our business. We believe that our consumers value the status and reputation of the Slinger brand, and the superior quality, performance, functionality and durability that our brand represents. Building, maintaining and enhancing the status and reputation of the Slinger brand image are also important to expanding our consumer base. Our continued success and growth depend on our ability to protect and promote the Slinger brand, which, in turn, depends on factors such as the quality, performance, functionality and durability of our products, our communication activities, including advertising and public relations, and our management of the consumer experience, including direct interfaces through customer service and warranty repairs. We may need to make substantial investments in these areas in order to maintain and enhance our brand, and such investments may not be successful.

Additionally, in order to expand our reach in the future, we may need to engage with third-party distributors. To the extent those third-party distributors fail to comply with our operating guidelines, we may not be successful in protecting our brand image. Product defects, product recalls, counterfeit products and ineffective marketing are among the potential threats to the strength of our brand, and to protect our brand’s status, we may need to make substantial expenditures to mitigate the impact of such threats.

In addition, if we fail to continue to innovate to ensure that our products are deemed to achieve superior levels of function, quality and design, or to otherwise be sufficiently distinguishable from our competitors’ products, or if we fail to manage the growth of our on-line sales in a way that protects the high-end nature of our brand, the value of the Slinger brand may be diluted, and we may not be able to maintain our premium position and pricing or sales volumes, which could adversely affect our financial performance and business. In addition, we believe that maintaining and enhancing our brand image in new markets where we have limited brand recognition is important to expanding our consumer base. If we are unable to maintain or enhance our brand in new markets, then our growth strategy could be adversely affected.

The cost of raw materials, labor or freight could lead to an increase in our cost of sales and cause our results of operations to suffer.

Increasing costs for raw materials (due to limited availability or otherwise), labor or freight could make our sourcing processes more costly and negatively affect our gross margin and profitability. Labor costs at our independent manufacturers’ sites have been increasing and it is unlikely that these increases will abate. Wage and price inflation in our source countries could cause unanticipated price increases which may be significant. Such price increases by our independent manufacturers could be rapid in the absence of manufacturing contracts. Energy costs have fluctuated dramatically in the past and may fluctuate in the future. Rising energy costs may increase our costs of transporting our products for distribution, our utility costs in our offices and owned stores and the costs of products that we source from independent suppliers. Further, many of our products are made of materials, such as high impact plastics, plastic-injected molded parts, and lightweight high tensile strength metals, that are either petroleum-based or require energy to construct and transport. Costs for transportation of such materials have been increasing as the price of petroleum increases. Our independent suppliers and manufacturers may attempt to pass these cost increases on to us, and our relationships with them may be harmed or lost if we refuse to pay such increases, which could lead to product shortages. If we pay such increases, we may not be able to offset them through increases in our pricing and other means, which could adversely affect our ability to maintain our targeted gross margins. If we attempt to pass the increases on to consumers, our sales may be adversely affected.

Failure to adequately protect our intellectual property and curb the sale of counterfeit merchandise could injure the brand and negatively affect sales.

Our trademarks, copyrights, patents, designs and other intellectual property rights are important to our success and our competitive position. We devote significant resources to the registration and protection of our trademarks and patents. In spite of our efforts, counterfeiting and design copies still occur. If we are unsuccessful in challenging the usurpation of these rights by third parties, this could adversely affect our future sales, financial condition, and results of operations. Our efforts to enforce our intellectual property rights are often met with defenses and counterclaims attacking the validity and enforceability of our intellectual property rights. Unplanned increases in legal fees and other costs associated with protecting our intellectual property rights could result in higher operating expenses. Additionally, legal regimes outside the United States, particularly those in Asia, including China, may not always protect intellectual property rights to the same degree as U.S. laws, or the time required to enforce our intellectual property rights under these legal regimes may be lengthy and delay recovery.

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We may become subject to claims for remuneration or royalties for assigned service invention rights by our employees, which could result in litigation and adversely affect our business.

A significant portion of our intellectual property has been developed by our employees in the course of their employment for us. Under the Israeli Patent Law, 5727-1967, or the Patent Law, inventions conceived by an employee during the scope of his or her employment with a company are regarded as “service inventions.” The Israeli Compensation and Royalties Committee, or the Committee, a body constituted under the Patent Law, has previously held, in certain cases, that employees may be entitled to remuneration for service inventions that they develop during their service for a company despite their explicit waiver of such right. Therefore, although we enter into agreements with all of our employees pursuant to which they waive their right to special remuneration for service inventions created in the scope of their employment or engagement and agree that any such inventions are owned exclusively by us, we may face claims by employees demanding remuneration beyond their regular salary and benefits.

We face risks associated with operating in international markets.

We operate in a global marketplace. In addition, international sales growth is a key element of our growth strategy. We are subject to risks associated with our international operations, including:

●	Foreign currency exchange rates;

●	Economic or governmental instability in foreign markets in which we operate or in those countries from which we source our merchandise;

●	Delays or legal uncertainty (including with respect to enforcement of intellectual property rights) in countries with less developed legal systems in which we operate;

●	Potential changes in trade relations between the United States (which we see as our principal market) and China (where our manufacturing is done);

●	Unexpected changes in laws, regulatory requirements, taxes or trade laws

●	Increases in the cost of transporting goods globally;

●	Acts of war, terrorist attacks, outbreaks of contagious disease and other events over which we have no control; and

●	Changes in foreign or domestic legal and regulatory requirements resulting in the imposition of new or more onerous trade restrictions, tariffs, duties, taxes, embargoes, exchange or other government controls.

Any of these risks could have an adverse impact on our results of operations, financial position or growth strategy. Furthermore, some of our international operations are conducted in parts of the world that experience corruption to some degree. Although we have policies and procedures in place that are designed to promote legal and regulatory compliance (including with respect to the U.S. Foreign Corrupt Practices Act and the United Kingdom Bribery Act 2010), our employees and wholesalers could take actions that violate applicable anti-corruption laws or regulations. Violations of these laws, or allegations of such violations, could have an adverse impact on our reputation, our results of operations or our financial position.

Potential future revenue may be derived from abroad, including outside of the United States. As a result, our business and share price may be affected by fluctuations in foreign exchange rates with these other currencies, which may also have a significant impact on our reported results of operations and cash flows from period to period. Currently, we do not have any exchange rate hedging arrangements in place.

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Foreign exchange movements may also negatively affect the relative purchasing power of foreign tourists and result in declines in travel volumes or their willingness to purchase discretionary premium goods, such as our products, while traveling, which would adversely affect our net sales. We do not currently use the derivative markets to hedge foreign currency fluctuations.

Our results of operations are subject to seasonal and quarterly fluctuations, which could adversely affect the market price of our common stock.

Our quarterly results of operations may fluctuate significantly as a result of a variety of factors, including:

●	Changes in the number of our points of distribution;

●	Weather trends;

●	Changes in our merchandise mix; and

●	The timing of new product introductions.

The growth of our business depends on the successful execution of our growth strategy, including our efforts to expand internationally by growing our e-commerce business.

Our current growth strategy depends on our ability to continue to expand geographically in a number of international regions including Asia, Europe and North America, China, Japan and South Korea. These arrangements are contingent upon our ability to continually introduce our products to new markets. The implementation of higher tariffs, quotas or other restrictive trade policies in any international regions in which we seek to operate could adversely affect our ability to commence new, international operations, which could have an adverse impact on our growth strategy. Further, consumer demand behavior, as well as tastes and purchasing trends, may differ in various countries and, as a result, sales of our products may not be, or may take time to become, successful, and gross margins on those net sales may not be in line with what we currently experience. Our ability to execute our international growth strategy, especially where we are not yet established, depends on our ability to appreciate regional market demographics, and we may not be able to do so. If our international expansion plans are unsuccessful, our growth strategy and our financial results could be materially adversely affected.

If we are unable to respond effectively to changes in market trends and consumer preferences, our market share, net sales and profitability could be adversely affected.

The success of our business depends on our ability to identify the key product and market trends and bring products to market in a timely manner that satisfy the current preferences of a broad range of consumers (either by enhancing existing products or by developing new product offerings). Consumer preferences differ across and within different parts of the world, and shift over time in response to changing aesthetics and economic circumstances. We believe that our success in developing products that are innovative and that meet our consumers’ functional needs is an important factor in our image as a premium brand, and in our ability to charge premium prices. We may not be able to anticipate or respond to changes in consumer preferences, and, even if we do anticipate and respond to such changes, we may not be able to bring to market in a timely manner enhanced or new products that meet these changing preferences. If we fail to anticipate or respond to changes in consumer preferences or fail to bring products to market in a timely manner that satisfy new preferences, our market share and our net sales and profitability could be adversely affected.

We may be unable to appeal to new consumers while maintaining the loyalty of our core consumers.

Part of our growth strategy is to introduce new consumers, including younger consumers, to the Slinger brand. If we are unable to attract new consumers, including younger consumers, our business and results of operations may be adversely affected as our core consumers’ age increases and levels of travel and purchasing frequency decrease. Initiatives and strategies intended to position our brand to appeal to new and younger consumers may not appeal to our core consumers and may diminish the appeal of our brand to our core consumers, resulting in reduced core consumer loyalty. If we are unable to successfully appeal to new and younger consumers while maintaining our brand’s premium image with our core consumers, then our net sales and our brand image may be adversely affected.

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Fluctuations in our tax obligations and effective tax rate may have a negative effect on our operating results.

We may be subject to income taxes in multiple jurisdiction We record tax expense based on our estimates of future payments, which include reserves for uncertain tax provisions in multiple tax jurisdictions. At any one time, many tax years may be subject to audit by various taxing jurisdictions. The results of these audits and negotiations with taxing authorities may affect the ultimate settlement of these issues. As a result, we expect that throughout the year there could be ongoing variability in our quarterly tax rates as events occur and exposures are evaluated. Further, our effective tax rate in a given financial period may be materially impacted by changes in mix and level of earnings or by changes to existing accounting rules or regulations. In addition, tax legislation enacted in the future could negatively impact our current or future tax structure and effective tax rates.

Our business could suffer if we are unable to maintain our websites or manage our inventory effectively.

We employ a distribution strategy that is heavily dependent upon our websites and third-party e-commerce websites. The effectiveness of our e-commerce strategy depends on our ability to manage our inventory and our distribution processes effectively so as to ensure that our products are available in sufficient quantities and thereby prevent lost sales. If we are not able to maintain our e-commerce channels, or if we are not able to effectively manage our inventory, we could experience a decline in net sales, as well as excess inventories for some products and missed opportunities for other products. In addition, the failure to deliver our products to customers in accordance with our delivery schedules could damage our relationship with these customers and lead to negative feedback being posted on e-commerce sites. Consequently, our net sales, profitability and the implementation of our growth strategy could be adversely affected.

We plan to use cash provided by operating activities to fund our expanding business and execute our growth strategy and may require additional capital, which may not be available to us.

We expect our business to rely on net cash provided by our future operating activities as our primary source of liquidity. To support our business and execute our growth strategy as planned, we will need to generate significant amounts of cash from operations in order to purchase inventory, pay personnel, invest in research and development, and pay for the increased costs associated with operating as a public company. If our business does not generate cash flow from operating activities sufficient to fund these activities, and if sufficient funds are not otherwise available to us, we will need to seek additional capital, through debt or equity financings, to fund our growth. Conditions in the credit markets (such as availability of finance and fluctuations in interest rates) may make it difficult for us to obtain such financing on attractive terms or even at all. Additional debt financing that we may undertake, may be expensive and might impose on us covenants that restrict our operations and strategic initiatives, including limitations on our ability to incur liens or additional debt, pay dividends, repurchase our capital stock, make investments and engage in merger, consolidation and asset sale transactions. Equity financings may be on terms that are dilutive or potentially dilutive to our stockholders, and the prices at which new investors would be willing to purchase our equity securities may be lower than the price per share of our common stock in this offering. The holders of new securities may also have rights, preferences or privileges that are senior to those of existing holders of common stock. If new sources of financing are required, but are unattractive, insufficient or unavailable, then we will be required to modify our growth and operating plans based on available funding, if any, which would inhibit our growth and could harm our business.

Our extended supply chain requires long lead times and relies heavily on manufacturers in Asia.

We rely heavily on manufacturers in Asia which requires long lead times to get goods to markets. The long lead times will require us to carry extra inventory to avoid out-of-stock scenarios. In the event of a decline in demand for our products, due to general economic conditions or other factors, we may be forced to liquidate this extra inventory at low margins or at a loss. In addition, as a result of these long lead times, design decisions are required to be made several months or as early as a year and a half before the goods are delivered. Consumers’ tastes can change between the time a product is designed and the time it takes to get to market. If the designs are not popular with consumers, it could also result in the need to liquidate the inventories at low margins or at a loss, which would adversely affect our results of operations.

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We depend on existing members of management and key employees to implement key elements in our strategy for growth, and the failure to retain them or to attract appropriately qualified new personnel could affect our ability to implement our growth strategy successfully.

The successful implementation of our growth strategy depends in part on our ability to retain our experienced management team and key employees and on our ability to attract appropriately qualified new personnel. For instance, our chief executive officer has extensive experience running branded sporting goods as well as retail-oriented businesses. The loss of any key member of our management team or other key employees could hinder or delay our ability to implement our growth strategy effectively. Further, if we are unable to attract appropriately qualified new personnel as we expand over the next few years, we may not be successful in implementing our growth strategy. In either instance, our profitability and financial performance could be adversely affected. See “Management” for more detail on our executive officers.

Under applicable employment laws, we may not be able to enforce covenants not to compete.

We generally enter into non-competition agreements as part of our employment agreements with our employees. These agreements generally prohibit our employees, if they cease working for us, from competing directly with us or working for our competitors or clients for a limited period. We may be unable to enforce these agreements under the laws of the jurisdictions in which our employees work and it may be difficult for us to restrict our competitors from benefitting from the expertise our former employees or consultants developed while working for us.

For example, some labor courts have required employers seeking to enforce non-compete undertakings of a former employee to demonstrate that the competitive activities of the former employee will harm one of a limited number of material interests of the employer which have been recognized by the courts as justification for the enforcement of non-compete undertakings, such as the protection of a company’s trade secrets or other intellectual property.

We do not employ traditional advertising channels, and if we fail to adequately market our brand through product introductions and other means of promotion, our business could be adversely affected.

Our marketing strategy depends on our ability to promote our brand’s message by using online advertising and social media to promote new product introductions in a cost-effective manner and possibly from time to time the use of newspapers and magazines. We do not employ traditional advertising channels such as billboards, television and radio. If our marketing efforts are not successful at attracting new consumers and increasing purchasing frequency by our existing consumers, there may be no cost-effective marketing channels available to us for the promotion of our brand. If we increase our spending on advertising, or initiate spending on traditional advertising, our expenses will rise, and our advertising efforts may not be successful. In addition, if we are unable to successfully and cost-effectively employ advertising channels to promote our brand to new consumers and new markets, our growth strategy may be adversely affected.

Failure to protect confidential information of our consumers and our network against security breaches or failure to comply with privacy and security laws and regulations could damage our reputation, brand and business.

A significant challenge to e-commerce and communications, including the operation of our website, is the secure transmission of confidential information over public networks. Our failure to prevent security breaches could damage our reputation and brand and substantially harm our business and results of operations. On our website, a majority of the sales are billed to our consumers’ credit card accounts directly, orders are shipped to a consumer’s address, and consumers log on using their email address. In such transactions, maintaining complete security for the transmission of confidential information on our website, such as consumers’ credit card numbers and expiration dates, personal information and billing addresses, is essential to maintaining consumer confidence. In addition, we hold certain private information about our consumers, such as their names, addresses, phone numbers and browsing and purchasing records. We rely on encryption and authentication technology licensed from third parties to effect the secure transmission of confidential information, including credit card numbers. Advances in computer capabilities, new discoveries in the field of cryptography or other developments may result in a compromise or breach of the technology used by us to protect consumer transaction data. In addition, any party who is able to illicitly obtain a user’s password could potentially access the user’s transaction data or personal information. We may not be able to prevent third parties, such as hackers or criminal organizations, from stealing information provided by our consumers to us through our website. In addition, our third-party merchants and delivery service providers may violate their confidentiality obligations and disclose information about our consumers. Any compromise of our security or material violation of a non-disclosure obligation could damage our reputation and brand and expose us to a risk of loss or litigation and possible liability, which would substantially harm our business and results of operations. In addition, anyone who is able to circumvent our security measures could misappropriate proprietary information or cause interruptions in our operations.

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For as long as we are an “emerging growth company,” we will not be required to comply with certain reporting requirements that apply to other publicly reporting companies. We cannot predict whether the reduced disclosure requirements applicable to emerging growth companies will make our ordinary shares less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act. For as long as we continue to be an emerging growth company, we may choose to take advantage of certain exemptions from reporting requirements applicable to other publicly reporting companies that are not emerging growth companies. These include: (i) not being required to comply with the auditor attestation requirements for the assessment of our internal controls over financial reporting provided by Section 404 of the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley Act, (ii) not being required to comply with any requirements adopted by the PCAOB requiring mandatory audit firm rotation or a supplement to the auditor’s report in which the auditor would be required to provide additional information about the audit and the financial statements of the issuer, (iii) not being required to comply with any new audit rules adopted by the PCAOB after April 5, 2012 unless the SEC determines otherwise, (iv) not being required to provide certain disclosure regarding executive compensation required of larger publicly reporting companies, and (v) not being required to hold a non-binding advisory vote on executive compensation or seek shareholder approval of any golden parachute payments not previously approved. We could be an emerging growth company for up to five years from the end of our current fiscal year, although, if the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of any June 30 before the end of that five-year period, we would cease to be an emerging growth company as of the following December 31. We cannot predict if investors will find our ordinary shares less attractive if we choose to rely on these exemptions. If some investors find our ordinary shares less attractive as a result of any choices to reduce future disclosure, there may be a less active trading market for our ordinary shares and our share price may be more volatile. Further, as a result of these scaled regulatory requirements, our disclosure may be more limited than that of other publicly reporting companies and you may not have the same protections afforded to shareholders of such companies.

Exchange rate fluctuations between the U.S. dollar, the Euro and other foreign currencies, and inflation, may negatively affect our earnings and we may not be able to hedge our currency exchange risks successfully.

The U.S. dollar is our functional and reporting currency. However, a significant portion of our operating expenses, including personnel and facilities related expenses, are incurred in other currencies, including GBP. As a result, we are exposed to the risks that the GBP may appreciate relative to the U.S. dollar, or, if the GBP instead devalues relative to the U.S. dollar, that the inflation rate in the United Kingdom may exceed such rate of devaluation of the GBP, or that the timing of such devaluation may lag behind inflation in the United Kingdom. In any such event, the dollar cost of our operations in the United Kingdom would increase and our dollar-denominated results of operations would be adversely affected. Moreover, substantially all of our purchases from our foreign suppliers are denominated in U.S. dollars. A precipitous or prolonged decline in the value of the U.S. dollar could cause our foreign suppliers to seek price increases on the goods they supply us, which would adversely affect our gross margins if market conditions prevent us from passing those costs on to consumers. We cannot predict any future trends in the rate of inflation in the United Kingdom or the rate of devaluation (if any) of the GBP against any other currency.

Risks Related to our Operations in China

Our manufacturing takes place in China and, therefore, is susceptible to shutdowns and delays caused by coronavirus and other diseases and epidemics

As at the date hereof, our sole manufacturing facility is in China. Due to the outbreak of the coronavirus, our manufacturing facility has been shut down, which will cause significant delays in manufacturing and delivery of our products. Even after our manufacturing facility resumes operations, there may be further outbreaks of coronavirus and other diseases and epidemics, which may cause further delays and shutdowns. This, in turn, will negatively affect our revenue and increase our expenses and costs.

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Risks Related to Our Operations in Israel

Our product development company and chief marketing officer are located in Israel and, therefore, our business, financial condition and results of operation may be adversely affected by political, economic and military instability in Israel.

We have engaged an Israeli product development company to assist in the development of our products and our chief marketing officer resides in Israel. Accordingly, political, economic and military conditions in Israel directly affect our business. In addition, all of our employees and officers, and all of our directors, are residents of Israel.

Political, economic and military conditions in Israel may directly affect our business. Since the establishment of the State of Israel in 1948, a number of armed conflicts have taken place between Israel and its neighboring countries, Hamas (an Islamist militia and political group that controls the Gaza Strip) and Hezbollah (an Islamist militia and political group based in Lebanon). In addition, several countries, principally in the Middle East, restrict doing business with Israel, and additional countries may impose restrictions on doing business with Israel and Israeli companies whether as a result of hostilities in the region or otherwise. Any hostilities involving Israel, terrorist activities, political instability or violence in the region or the interruption or curtailment of trade or transport between Israel and its trading partners could adversely affect our operations and results of operations and adversely affect the market price of our ordinary shares.

Our commercial insurance does not cover losses that may occur as a result of an event associated with the security situation in the Middle East. Although the Israeli government is currently committed to covering the reinstatement value of direct damages that are caused by terrorist attacks or acts of war, there can be no assurance that this government coverage will be maintained, or if maintained, will be sufficient to compensate us fully for damages incurred. Any losses or damages incurred by us could have a material adverse effect on our business, financial condition and results of operations.

Further, our operations could be disrupted by the obligations of our employees to perform military service. Our chief marketing officer is subject to the obligation to perform reserve military duty. In response to increased tension and hostilities in the region, there have been, at times, call-ups of military reservists, and it is possible that there will be additional call-ups in the future. Our operations could be disrupted by the absence of these employees due to military service. Such disruption could harm our business and operating results.

Popular uprisings in various countries in the Middle East and North Africa are affecting the political stability of those countries. Such instability may lead to deterioration in the political and trade relationships that exist between the State of Israel and these countries. Furthermore, several countries, principally in the Middle East, restrict doing business with Israel and companies with an Israeli presence, and additional countries may impose restrictions on doing business with Israel and Israeli companies if hostilities in the region continue or intensify. Such restrictions may seriously limit our ability to sell our products to customers in those countries. Parties with whom we may do business could decline to travel to Israel during periods of heightened unrest or tension. In addition, the political and security situation in Israel may result in parties with whom we may have agreements involving performance in Israel claiming that they are not obligated to perform their commitments under those agreements pursuant to force majeure provisions in such agreements. In addition, any hostilities involving Israel could have a material adverse effect on our facilities including our corporate office or on the facilities of our local suppliers, in which event all or a portion of our inventory may be damaged, and our ability to deliver products to customers could be materially adversely affected. Any hostilities involving Israel or the interruption or curtailment of trade between Israel and its present trading partners, or significant downturns in the economic or financial condition of Israel, could adversely affect our operations and product development, cause our revenues to decrease and adversely affect our share price following this offering. Moreover, individuals in certain geographical regions may refrain from doing business with Israel and Israeli companies as a result of their objection to Israeli foreign or domestic policies.

Risks Related to Ownership of Our Ordinary Shares

There is currently limited liquidity of shares of our common stock.

Shares of our common stock do not trade on a regular basis. Failure to develop or maintain a trading market could negatively affect its value and make it difficult or impossible for you to sell your shares. Even if a market for common stock does develop, the market price of common stock may be highly volatile. In addition to the uncertainties relating to future operating performance and the profitability of operations, factors such as variations in interim financial results or various, as yet unpredictable, factors, many of which are beyond our control, may have a negative effect on the market price of our common stock.

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Our stock price may be volatile, or may decline regardless of our operating performance, and you could lose all or part of your investment as a result.

You should consider an investment in our ordinary shares to be risky, and you should invest in our ordinary shares only if you can withstand a significant loss and wide fluctuation in the market value of your investment. The market price of our ordinary shares could be subject to significant fluctuations after this offering in response to the factors described in this “Risk Factors” section and other factors, many of which are beyond our control. Among the factors that could affect our stock price are:

●	Actual or anticipated variations in our quarterly and annual operating results or those of companies perceived to be similar to us;

●	Weather conditions, particularly during holiday shopping periods;

●	Changes in expectations as to our future financial performance, including financial estimates by securities analysts and investors, or differences between our actual results and those expected by investors and securities analysts;

●	Fluctuations in the market valuations of companies perceived by investors to be comparable to us;

●	The public’s response to our or our competitors’ filings with the Securities and Exchange Commission, or the SEC, or announcements regarding new products or services, enhancements, significant contracts, acquisitions, strategic investments, litigation, restructurings or other significant matters;

●	Speculation about our business in the press or the investment community;

●	Future sales of our ordinary shares;

●	Actions by our competitors;

●	Additions or departures of members of our senior management or other key personnel; and

●	The passage of legislation or other regulatory developments affecting us or our industry.

In addition, the securities markets have experienced significant price and volume fluctuations that have affected and continue to affect market price of equity securities of many companies. These fluctuations have often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations, as well as general economic, systemic, political and market conditions, such as recessions, loss of investor confidence, interest rate changes, or international currency fluctuations, may negatively affect the market price of our ordinary shares.

If any of the foregoing occurs, it could cause our stock price to fall and may expose us to securities class action litigation that, even if unsuccessful, could be costly to defend and a distraction to management.

If equity research analysts do not publish research or reports about our business or if they issue unfavorable commentary or downgrade our common stock, the price of our ordinary shares could decline.

The trading market for our ordinary shares will be influenced by the research and reports that equity research analysts publish about us and our business. The price of our ordinary shares could decline if one or more securities analysts downgrade our ordinary shares or if those analysts issue a sell recommendation or other unfavorable commentary or cease publishing reports about us or our business. If one or more of the analysts who elect to cover us downgrade our ordinary shares, our share price could decline rapidly. If one or more of these analysts cease coverage of us, we could lose visibility in the market, which in turn could cause our ordinary share price and trading volume to decline.

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We do not intend to pay dividends on our common shares.

We intend to retain all of our earnings, if any, for the foreseeable future to finance the operation and expansion of our business and do not anticipate paying cash dividends. Any future determination to pay dividends will be at the discretion of our board of directors, subject to compliance with applicable law and any contractual provisions, and will depend on, among other factors, our results of operations, financial condition, capital requirements and other factors that our board of directors deems relevant. As a result, you should expect to receive a return on your investment in our ordinary shares only if the market price of the ordinary shares increases, which may never occur.

You will incur dilution as a result of any offering of our securities.

To the extent that we sell any securities to third-parties, you will experience immediate dilution, the extent of which depends on the number of securities to be sold. See “Dilution” for a more detailed description regarding dilution.

Future sales, or the perception of future sales, of our common stock may depress the price of our common stock.

We have outstanding 24,749,354 common shares. Of these shares, 4,380,000 shares are in the public float or are eligible for re-sale under Rule 144 under the Securities Act (“Rule 144”). All remaining common shares outstanding are “restricted securities” within the meaning of Rule 144. Additional sales of our common shares in the public market after the date hereof, or the perception that these sales could occur, could cause the market price of our common shares to decline.

Risks relating to our business

Our products face intense competition.

Slinger is a consumer products company and the relative popularity of tennis and various sports and fitness activities and changing design trends affect the demand for our products. The athletic equipment industry is highly competitive both in the United States and worldwide. We compete internationally with a significant number of athletic and sports equipment companies and large companies having diversified lines of athletic and sport equipment. We also compete with other companies for the production capacity of independent manufacturers that produce our products. Our online and direct operations, both through our digital commerce operations and retail stores, also compete with multi-brand retailers selling our products.

Product offerings, technologies, marketing expenditures (including expenditures for advertising and endorsements), pricing, costs of production, customer service, digital commerce platforms and social media presence are areas of intense competition. This, in addition to rapid changes in technology and consumer preferences in the markets for athletic and sports equipment, constitute significant risk factors in our operations. In addition, the competitive nature of retail including shifts in the ways in which consumers are shopping, and the rising trend of digital commerce, constitutes a risk factor implicating our online and wholesale operations. If we do not adequately and timely anticipate and respond to our competitors, our costs may increase or the consumer demand for our products may decline significantly.

Failure to create and maintain our reputation and brand image could negatively impact our business.

Our success depends on our ability to create, maintain and enhance our brand image and reputation. Creating, maintaining, promoting and growing our brands will depend on our design and marketing efforts, including advertising and consumer campaigns, product innovation and product quality. Our commitment to product innovation and quality and our continuing investment in design (including materials) and marketing may not have the desired impact on our brand image and reputation. In addition, our success in creating, maintaining, extending and expanding our brand image depends on our ability to adapt to a rapidly changing media environment, including our increasing reliance on social media and digital dissemination of advertising campaigns. We could be adversely impacted if we fail to achieve any of these objectives. Our brand value also depends on our ability to create and maintain a positive consumer perception of our corporate integrity and brand culture. Negative claims or publicity involving us, our products, consumer data, or any of our key employees, endorsers, sponsors or suppliers could seriously damage our reputation and brand image, regardless of whether such claims are accurate. For example, while we require our suppliers of our products to operate their business in compliance with applicable laws and regulations, we do not control their practices. Negative publicity relating to a violation or an alleged violation of policies or laws by such suppliers could damage our brand image. Social media, which accelerates and potentially amplifies the scope of negative publicity, can increase the challenges of responding to negative claims. Adverse publicity about regulatory or legal action against us, or by us, could also damage our reputation and brand image, undermine consumer confidence in us and reduce long-term demand for our products, even if the regulatory or legal action is unfounded or not material to our operations. If the reputation or image of any of our brands is tarnished or if we receive negative publicity, then our sales, financial condition and results of operations could be materially and adversely affected.

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If we are unable to anticipate consumer preferences and develop new products, we may not be able to maintain or increase our revenues and profits.

Our success depends on our ability to identify, originate and define product trends as well as to anticipate, gauge and react to changing consumer demands in a timely manner. However, lead times for many of our products may make it more difficult for us to respond rapidly to new or changing product trends or consumer preferences. All of our products are subject to changing consumer preferences that cannot be predicted with certainty. Our new products may not receive consumer acceptance as consumer preferences could shift rapidly to different types of performance products or away from these types of products altogether, and our future success depends in part on our ability to anticipate and respond to these changes. If we fail to anticipate accurately and respond to trends and shifts in consumer preferences by adjusting the mix of existing product offerings, developing new products, designs, styles and categories, and influencing sports and fitness preferences through extensive marketing, we could experience lower sales, excess inventories or lower profit margins, any of which could have an adverse effect on our results of operations and financial condition. In addition, we market our products globally through a diverse spectrum of advertising and promotional programs and campaigns, including social media, mobile applications and online advertising. If we do not successfully market our products or if advertising and promotional costs increase, these factors could have an adverse effect on our business, financial condition and results of operations.

We rely on technical innovation and high-quality products to compete in the market for our products.

Technical innovation and quality control in the design and manufacturing process of footwear, apparel and athletic equipment is essential to the commercial success of our products. Research and development play a key role in technical innovation. We rely upon specialists in the fields of engineering, industrial design, sustainability and related fields, as well as other experts to develop and test cutting-edge performance products. While we strive to produce products that help to enhance athletic performance, if we fail to introduce technical innovation in our products, consumer demand for our products could decline, and if we experience problems with the quality of our products, we may incur substantial expense to remedy the problems.

Failure to continue to obtain or maintain high-quality endorsers of our products could harm our business.

We establish relationships with professional athletes, as well as other public figures, including artists, designers and influencers, to develop, evaluate and promote our products, as well as establish product authenticity with consumers. However, as competition in our industry has increased, the costs associated with establishing and retaining such sponsorships and other relationships have increased. If we are unable to maintain our current associations with professional athletes, or other public figures, or to do so at a reasonable cost, we could lose the high visibility or on-field authenticity associated with our products, and we may be required to modify and substantially increase our marketing investments. As a result, our brands, net revenues, expenses and profitability could be harmed. Furthermore, if certain endorsers were to stop using our products contrary to their endorsement agreements, our business could be adversely affected. In addition, actions taken by athletes or other endorsers, associated with our products that harm the reputations of those athletes or endorsers, could also seriously harm our brand image with consumers and, as a result, could have an adverse effect on our sales and financial condition. In addition, poor performance by our endorsers, a failure to continue to correctly identify promising athletes, public figures or sports organizations, to use and endorse our products or a failure to enter into cost-effective endorsement arrangements with prominent athletes, public figures, and sports organizations could adversely affect our brand, sales and profitability.

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General economic factors beyond our control, and changes in the global economic environment, including fluctuations in inflation and currency exchange rates, could result in lower revenues, higher costs and decreased margins and earnings.

Our products are manufactured and sold outside of the United States, and we conduct purchase and sale transactions in various currencies, which increases our exposure to the volatility of global economic conditions, including fluctuations in inflation and foreign currency exchange rates. Additionally, there has been, and may continue to be, volatility in currency exchange rates as a result of the United Kingdom’s impending exit from the European Union, commonly referred to as “Brexit” or new or proposed U.S. policy changes that impact the U.S. Dollar value relative to other international currencies. Our international revenues and expenses generally are derived from sales and operations in foreign currencies, and these revenues and expenses could be affected by currency fluctuations, specifically amounts recorded in foreign currencies and translated into U.S. Dollars for consolidated financial reporting, as weakening of foreign currencies relative to the U.S. Dollar adversely affects the U.S. Dollar value of the Company’s foreign currency-denominated sales and earnings. Currency exchange rate fluctuations could also disrupt the business of the independent manufacturers that produce our products by making their purchases of raw materials more expensive and more difficult to finance. Foreign currency fluctuations have adversely affected and could continue to have an adverse effect on our results of operations and financial condition. We may hedge certain foreign currency exposures to lessen and delay, but not to completely eliminate, the effects of foreign currency fluctuations on our financial results. Since the hedging activities are designed to lessen volatility, they not only reduce the negative impact of a stronger U.S. Dollar or other trading currency, but they also reduce the positive impact of a weaker U.S. Dollar or other trading currency. Our future financial results could be significantly affected by the value of the U.S. Dollar in relation to the foreign currencies in which we conduct business. The degree to which our financial results are affected for any given time period will depend in part upon our hedging activities.

Global economic conditions could have a material adverse effect on our business, operating results and financial condition.

The uncertain state of the global economy continues to impact businesses around the world, most acutely in emerging markets and developing economies. If global economic and financial market conditions do not improve or deteriorate, the following factors could have a material adverse effect on our business, operating results and financial condition:

● Slower consumer spending may result in reduced demand for our products, reduced orders from retailers for our products, order cancellations, lower revenues, higher discounts, increased inventories and lower gross margins.

● In the future, we may be unable to access financing in the credit and capital markets at reasonable rates in the event we find it desirable to do so.

● We conduct transactions in various currencies, which increases our exposure to fluctuations in foreign currency exchange rates relative to the U.S. Dollar. Continued volatility in the markets and exchange rates for foreign currencies and contracts in foreign currencies, including in response to certain policies advocated or implemented by the U.S. presidential administration, could have a significant impact on our reported operating results and financial condition.

● Continued volatility in the availability and prices for commodities and raw materials we use in our products and in our supply chain (such as cotton or petroleum derivatives) could have a material adverse effect on our costs, gross margins and profitability.

● If retailers of our products experience declining revenues or experience difficulty obtaining financing in the capital and credit markets to purchase our products, this could result in reduced orders for our products, order cancellations, late retailer payments, extended payment terms, higher accounts receivable, reduced cash flows, greater expense associated with collection efforts and increased bad debt expense.

● If retailers of our products experience severe financial difficulty, some may become insolvent and cease business operations, which could negatively impact the sale of our products to consumers.

● If contract manufacturers of our products or other participants in our supply chain experience difficulty obtaining financing in the capital and credit markets to purchase raw materials or to finance capital equipment and other general working capital needs, it may result in delays or non-delivery of shipments of our products.

Our business may be affected by seasonality, which could result in fluctuations in our operating results.

We expect to experience moderate fluctuations in aggregate sales volume during the year. We expect revenues in the first and fourth fiscal quarters to exceeded those in the second and third fiscal quarters. However, the mix of product sales may vary considerably from time to time as a result of changes in seasonal and geographic demand for tennis and other sports equipment and in connection with the timing of significant sporting events, such as any Grand Slam tennis tournament and, over time, other sports competition. In addition, our customers may cancel orders, change delivery schedules or change the mix of products ordered with minimal notice. As a result, we may not be able to accurately predict our quarterly sales. Accordingly, our results of operations are likely to fluctuate significantly from period to period. This seasonality, along with other factors that are beyond our control, including general economic conditions, changes in consumer preferences, weather conditions, availability of import quotas, transportation disruptions and currency exchange rate fluctuations, could adversely affect our business and cause our results of operations to fluctuate. Our operating margins are also sensitive to a number of additional factors that are beyond our control, including manufacturing and transportation costs, shifts in product sales mix and geographic sales trends, all of which we expect to continue. Results of operations in any period should not be considered indicative of the results to be expected for any future period.

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We may be adversely affected by the financial health of our customers.

We extend credit to our customers based on an assessment of a customer’s financial condition, generally without requiring collateral. To assist in the scheduling of production and the shipping of our products, we offer certain customers the opportunity to place orders five to six months ahead of delivery under our futures ordering program. These advance orders may be canceled under certain conditions, and the risk of cancellation may increase when dealing with financially unstable retailers or retailers struggling with economic uncertainty. In the past, some customers have experienced financial difficulties up to and including bankruptcies, which have had an adverse effect on our sales, our ability to collect on receivables and our financial condition. When the retail economy weakens or as consumer behavior shifts, retailers may be more cautious with orders. A slowing or changing economy in our key markets could adversely affect the financial health of our customers, which in turn could have an adverse effect on our results of operations and financial condition. In addition, product sales are dependent in part on high quality merchandising and an appealing retail environment to attract consumers, which requires continuing investments by retailers. Retailers that experience financial difficulties may fail to make such investments or delay them, resulting in lower sales and orders for our products.

Failure to accurately forecast consumer demand could lead to excess inventories or inventory shortages, which could result in decreased operating margins, reduced cash flows and harm to our business.

To meet anticipated demand for our products, we purchase products from manufacturers outside of our futures ordering program and in advance of customer orders, which we hold in inventory and resell to customers. There is a risk we may be unable to sell excess products ordered from manufacturers. Inventory levels in excess of customer demand may result in inventory write-downs, and the sale of excess inventory at discounted prices could significantly impair our brand image and have an adverse effect on our operating results, financial condition and cash flows. Conversely, if we underestimate consumer demand for our products or if our manufacturers fail to supply products we require at the time we need them, we may experience inventory shortages. Inventory shortages might delay shipments to customers, negatively impact retailer, distributor and consumer relationships and diminish brand loyalty. The difficulty in forecasting demand also makes it difficult to estimate our future results of operations, financial condition and cash flows from period to period. A failure to accurately predict the level of demand for our products could adversely affect our net revenues and net income, and we are unlikely to forecast such effects with any certainty in advance.

Consolidation of retailers or concentration of retail market share among a few retailers may increase and concentrate our credit risk and impair our ability to sell products.

The athletic equipment retail markets in some countries are dominated by a few large athletic equipment retailers with many stores. These retailers have in the past increased their market share by expanding through acquisitions and construction of additional stores. These situations concentrate our credit risk with a relatively small number of retailers, and, if any of these retailers were to experience a shortage of liquidity or consumer behavior shifts away from traditional retail, it would increase the risk that their outstanding payables to us may not be paid. In addition, increasing market share concentration among one or a few retailers in a particular country or region increases the risk that if any one of them substantially reduces their purchases of our products, we may be unable to find a sufficient number of other retail outlets for our products to sustain the same level of sales and revenues.

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Our online operations have required and will continue to require a substantial investment and commitment of resources and are subject to numerous risks and uncertainties.

Many factors unique to retail operations, some of which are beyond the Company’s control, pose risks and uncertainties. Risks include, but are not limited to: credit card fraud; mismanagement of existing retail channel partners. In addition, extreme weather conditions in the areas in which our stores are located could adversely affect our business.

If the technology-based systems that give our consumers the ability to shop with us online do not function effectively, our operating results, as well as our ability to grow our digital commerce business globally, could be materially adversely affected.

Many of our consumers shop with us through our digital platforms. Increasingly, consumers are using mobile-based devices and applications to shop online with us and with our competitors and to do comparison shopping. We are increasingly using social media and proprietary mobile applications to interact with our consumers and as a means to enhance their shopping experience. Any failure on our part to provide attractive, effective, reliable, user-friendly digital commerce platforms that offer a wide assortment of merchandise with rapid delivery options and that continually meet the changing expectations of online shoppers could place us at a competitive disadvantage, result in the loss of digital commerce and other sales, harm our reputation with consumers, have a material adverse impact on the growth of our digital commerce business globally and could have a material adverse impact on our business and results of operations. Risks specific to our digital commerce business also include diversion of sales from our and our retailers’ brick and mortar stores, difficulty in recreating the in-store experience through direct channels and liability for online content. Our failure to successfully respond to these risks might adversely affect sales in our digital commerce business, as well as damage our reputation and brands.

Failure to adequately protect or enforce our intellectual property rights could adversely affect our business.

We may encounter counterfeit reproductions of our products or products that otherwise infringe our intellectual property rights. If we are unsuccessful in enforcing our intellectual property rights, continued sales of these products could adversely affect our sales and our brand and could result in a shift of consumer preference away from our products.

The actions we take to establish and protect our intellectual property rights may not be adequate to prevent imitation of our products by others. We also may be unable to prevent others from seeking to block sales of our products as violations of proprietary rights.

We may be subject to liability if third parties successfully claim we infringe on their intellectual property rights. Defending infringement claims could be expensive and time-consuming and might result in our entering into costly license agreements. We also may be subject to significant damages or injunctions against development, use, importation and/or sale of certain products.

We take various actions to prevent the unauthorized use and/or disclosure of our confidential information and intellectual property rights. These actions include contractual measures such as entering into non-disclosure and non-compete agreements and agreements relating to our collaborations with third parties. Our controls and efforts to prevent unauthorized use and/or disclosure of confidential information and intellectual property rights might not always be effective. For example, confidential information related to business strategy, new technologies, mergers and acquisitions, unpublished financial results or personal data could be prematurely, inadvertently, or improperly used and/or disclosed, resulting in a loss of reputation, a decline in our stock price and/or a negative impact on our market position, and could lead to damages, fines, penalties or injunctions.

In addition, the laws of certain countries may not protect or allow enforcement of intellectual property rights to the same extent as the laws of the United States. We may face significant expenses and liability in connection with the protection of our intellectual property rights, including outside the United States, and if we are unable to successfully protect our rights or resolve intellectual property conflicts with others, our business or financial condition may be adversely affected.

We are subject to data security and privacy risks that could negatively affect our results, operations or reputation.

In addition to our own sensitive and proprietary business information, we handle transactional and personal information about our customers and users of our digital experiences, which include online distribution channels and product engagement, adaptive products and personal fitness applications. Hackers and data thieves are increasingly sophisticated and operate social engineering, such as phishing, and large-scale, complex automated attacks that can evade detection for long periods of time. Any breach of our or our service providers’ network, or other vendor systems, may result in the loss of confidential business and financial data, misappropriation of our consumers’, users’ or employees’ personal information or a disruption of our business. Any of these outcomes could have a material adverse effect on our business, including unwanted media attention, impairment of our consumer and customer relationships, damage to our reputation; resulting in lost sales and consumers, fines, lawsuits, or significant legal and remediation expenses. We also may need to expend significant resources to protect against, respond to and/or redress problems caused by any breach.

In addition, we must comply with increasingly complex and rigorous regulatory standards enacted to protect business and personal data in the U.S., Europe and elsewhere. For example, the European Union adopted the General Data Protection Regulation (the “GDPR”), which became effective on May 25, 2018; and California passed the California Consumer Privacy Act (the “CCPA”) which will go into effect in 2020. These laws impose additional obligations on companies regarding the handling of personal data and provides certain individual privacy rights to persons whose data is stored. Compliance with existing, proposed and recently enacted laws (including implementation of the privacy and process enhancements called for under GDPR and CCPA) and regulations can be costly; any failure to comply with these regulatory standards could subject us to legal and reputational risks. Misuse of or failure to secure personal information could also result in violation of data privacy laws and regulations, proceedings against the Company by governmental entities or others, damage to our reputation and credibility and could have a negative impact on revenues and profits.

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We are subject to the risk our licensees may not generate expected sales or maintain the value of our brands.

We currently license, and expect to continue licensing, certain of our proprietary rights, such as trademarks or copyrighted material, to third parties. If our licensees fail to successfully market and sell licensed products, or fail to obtain sufficient capital or effectively manage their business operations, customer relationships, labor relationships, supplier relationships or credit risks, it could adversely affect our revenues, both directly from reduced royalties received and indirectly from reduced sales of our other products.

We also rely on our licensees to help preserve the value of our brands. Although we attempt to protect our brands through approval rights over the design, production processes, quality, packaging, merchandising, distribution, advertising and promotion of our licensed products, we cannot completely control the use of our licensed brands by our licensees. The misuse of a brand by or negative publicity involving a licensee could have a material adverse effect on that brand and on us.

Failure of our contractors or our licensees’ contractors to comply with local laws and other standards could harm our business.

We work with contractors outside of the United States to manufacture our products. We require the contractors that directly manufacture our products and our licensees that make products using our intellectual property (including, indirectly, their contract manufacturers) to comply with environmental, health and safety standards for the benefit of workers. We also require these contractors to comply with applicable standards for product safety. Notwithstanding their contractual obligations, from time to time contractors may not comply with such standards or applicable local law or our licensees may fail to enforce such standards or applicable local law on their contractors. Significant or continuing noncompliance with such standards and laws by one or more contractors could harm our reputation or result in a product recall and, as a result, could have an adverse effect on our sales and financial condition. Negative publicity regarding production methods, alleged practices or workplace or related conditions of any of our suppliers, manufacturers or licensees could adversely affect our brand image and sales and force us to locate alternative suppliers, manufacturers or licenses.

Our international operations involve inherent risks which could result in harm to our business.

All of our athletic equipment is manufactured outside of the United States and the majority of our products are sold outside of the United States. Accordingly, we are subject to the risks generally associated with global trade and doing business abroad, which include foreign laws and regulations, varying consumer preferences across geographic regions, political unrest, disruptions or delays in cross-border shipments and changes in economic conditions in countries in which our products are manufactured or where we sell products. This includes, for example, the uncertainty surrounding the effect of Brexit, including changes to the legal and regulatory framework that apply to the United Kingdom and its relationship with the European Union, as well as new and proposed changes affecting tax laws and trade policy in the U.S. and elsewhere as further described below under “We could be subject to changes in tax rates, adoption of new tax laws, additional tax liabilities or increased volatility in our effective tax rate” and “Changes to U.S. trade policy, tariff and import/export regulations may have a material adverse effect on our business, financial condition and results of operations.” The U.S. presidential administration has indicated a focus on policy reforms that discourage U.S. corporations from outsourcing manufacturing and production activities to foreign jurisdictions, including through tariffs or penalties on goods manufactured outside the U.S., which may require us to change the way we conduct business and adversely affect our results of operations. The administration has also targeted the specific practices of certain U.S. multinational corporations in public statements which, if directed at us, could harm our reputation or otherwise negatively impact our business.

In addition, disease outbreaks, terrorist acts and military conflict have increased the risks of doing business abroad. These factors, among others, could affect our ability to manufacture products or procure materials, our ability to import products, our ability to sell products in international markets and our cost of doing business. If any of these or other factors make the conduct of business in a particular country undesirable or impractical, our business could be adversely affected. In addition, many of our imported products are subject to duties, tariffs or quotas that affect the cost and quantity of various types of goods imported into the United States and other countries. Any country in which our products are produced or sold may eliminate, adjust or impose new quotas, duties, tariffs, safeguard measures, anti-dumping duties, cargo restrictions to prevent terrorism, restrictions on the transfer of currency, climate change legislation, product safety regulations or other charges or restrictions, any of which could have an adverse effect on our results of operations and financial condition.

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We could be subject to changes in tax rates, adoption of new tax laws, additional tax liabilities or increased volatility in our effective tax rate.

We are subject to the tax laws in the United States and numerous foreign jurisdictions. Current economic and political conditions make tax laws and regulations, or their interpretation and application, in any jurisdiction subject to significant change. On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the “Tax Act”), which includes a number of significant changes to previous U.S. tax laws that impact us, including provisions for a one-time transition tax on deemed repatriation of undistributed foreign earnings, and a reduction in the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017, among other changes. The Tax Act also transitions U.S. international taxation from a worldwide system to a modified territorial system and includes base erosion prevention measures on non-U.S. earnings, which has the effect of subjecting certain earnings of our foreign subsidiaries to U.S. taxation.

We earn a substantial portion of our income in foreign countries and are subject to the tax laws of those jurisdictions. There have been proposals to reform foreign tax laws that could significantly impact how U.S. multinational corporations are taxed on foreign earnings. Although we cannot predict whether or in what form these proposals will pass, several of the proposals considered, if enacted into law, could have an adverse impact on our income tax expense and cash flows.

Portions of our operations are subject to a reduced tax rate or are free of tax under various tax holidays and rulings. We also utilize tax rulings and other agreements to obtain certainty in treatment of certain tax matters. These holidays and rulings expire in whole or in part from time to time and may be extended when certain conditions are met or terminated if certain conditions are not met. The impact of any changes in conditions would be the loss of certainty in treatment thus potentially impacting our effective income tax rate.

We may also subject to the examination of our tax returns by the United States Internal Revenue Service (“IRS”) and other tax authorities. We regularly assess the likelihood of an adverse outcome resulting from these examinations to determine the adequacy of its provision for income taxes. Although we believe our tax provisions are adequate, the final determination of tax audits and any related disputes could be materially different from our historical income tax provisions and accruals. The results of audits or related disputes could have an adverse effect on our financial statements for the period or periods for which the applicable final determinations are made. For example, we and our subsidiaries are also engaged in a number of intercompany transactions across multiple tax jurisdictions. Although we believe we have clearly reflected the economics of these transactions and the proper local transfer pricing documentation is in place, tax authorities may propose and sustain adjustments that could result in changes that may impact our mix of earnings in countries with differing statutory tax rates.

Changes to U.S. trade policy, tariff and import/export regulations or our failure to comply with such regulations may have a material adverse effect on our reputation, business, financial condition and results of operations.

Changes in U.S. or international social, political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development and investment in the territories or countries where we currently sell our products or conduct our business, as well as any negative sentiment toward the U.S. as a result of such changes, could adversely affect our business. The U.S. presidential administration has instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S., economic sanctions on individuals, corporations or countries, and other government regulations affecting trade between the U.S. and other countries where we conduct our business. It may be time-consuming and expensive for us to alter our business operations in order to adapt to or comply with any such changes.

As a result of recent policy changes of the U.S. presidential administration and recent U.S. government proposals, there may be greater restrictions and economic disincentives on international trade. The new tariffs and other changes in U.S. trade policy has in the past and could continue to trigger retaliatory actions by affected countries, and certain foreign governments have instituted or are considering imposing retaliatory measures on certain U.S. goods. The Company, similar to many other multinational corporations, does a significant amount of business that would be impacted by changes to the trade policies of the U.S. and foreign countries (including governmental action related to tariffs, international trade agreements, or economic sanctions). Such changes have the potential to adversely impact the U.S. economy or certain sectors thereof, our industry and the global demand for our products, and as a result, could have a material adverse effect on our business, financial condition and results of operations.

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We rely on one contract manufacturer to supply our products.

We are supplied with all of our products by one factory located in China. We do not own or operate any manufacturing facilities and depend upon independent contract manufacturers to manufacture all of the products we sell. Our ability to meet our customers’ needs depends on our ability to maintain a steady supply of products from our independent contract manufacturers. If our manufacturer were to sever its relationship with us or significantly alter the terms of our relationship, including due to changes in applicable trade policies, we may not be able to obtain replacement products in a timely manner, which could have a material adverse effect on our sales, financial condition or results of operations. Additionally, if our manufacturer fails to make timely shipments, do not meet our quality standards or otherwise fail to deliver us product in accordance with our plans, there could be a material adverse effect on our results of operations.

Our products are subject to risks associated with overseas sourcing, manufacturing and financing.

The principal materials used in our products, injection molded plastics, polyester, electrical motors, remote controls, are available in countries where our manufacturing takes place. The principal materials used in our footwear products — natural and synthetic rubber, plastic compounds, foam cushioning materials, natural and synthetic leather, natural and synthetic fabrics and threads, nylon, canvas and polyurethane films — are also locally available to manufacturers. Our sporting equipment products are dependent upon the ability of our unaffiliated contract manufacturers to locate, train, employ and retain adequate personnel. Slinger Bag contractors and suppliers buy raw materials and are subject to wage rates that are oftentimes regulated by the governments of the countries in which our products are manufactured.

There could be a significant disruption in the supply of fabrics or raw materials from current sources or, in the event of a disruption, our contract manufacturers might not be able to locate alternative suppliers of materials of comparable quality at an acceptable price or at all. Further, our unaffiliated contract manufacturers have experienced and may continue to experience in the future, unexpected increases in work wages, whether government mandated or otherwise and increases in compliance costs due to governmental regulation concerning certain metals used in the manufacturing of our products. In addition, we cannot be certain that our unaffiliated manufacturers will be able to fill our orders in a timely manner. If we experience significant increases in demand, or reductions in the availability of materials, or need to replace an existing manufacturer, there can be no assurance additional supplies of fabrics or raw materials or additional manufacturing capacity will be available when required on terms acceptable to us, or at all, or that any supplier or manufacturer would allocate sufficient capacity to us in order to meet our requirements. In addition, even if we are able to expand existing or find new manufacturing or sources of materials, we may encounter delays in production and added costs as a result of the time it takes to train suppliers and manufacturers in our methods, products, quality control standards and labor, health and safety standards. Any delays, interruption or increased costs in labor or wages, or the supply of materials or manufacture of our products could have an adverse effect on our ability to meet retail customer and consumer demand for our products and result in lower revenues and net income both in the short- and long-term.

Because independent manufacturers make a majority of our products outside of our principal sales markets, our products must be transported by third parties over large geographic distances. Delays in the shipment or delivery of our products due to the availability of transportation, work stoppages, port strikes, infrastructure congestion or other factors, and costs and delays associated with consolidating or transitioning between manufacturers, could adversely impact our financial performance. In addition, manufacturing delays or unexpected demand for our products may require us to use faster, but more expensive, transportation methods such as air freight, which could adversely affect our profit margins. The cost of oil is a significant component in manufacturing and transportation costs, so increases in the price of petroleum products can adversely affect our profit margins. Changes in U.S. trade policies, including new and potential changes to import tariffs and existing trade policies and agreements, could also have a significant impact on our activities in foreign jurisdictions, and could adversely affect our results of operations.

Our success depends on our global distribution

We distribute our products to customers directly from the factory and through distribution centers located throughout the world primarily located in Xiamen, China, Ghent, Belgium and South Carolina USA. Our ability to meet customer expectations, manage inventory, complete sales and achieve objectives for operating efficiencies and growth, particularly in emerging markets, depends on the proper operation of our distribution facilities, the development or expansion of additional distribution capabilities and the timely performance of services by third parties (including those involved in shipping product to and from our distribution facilities). Our distribution facilities could be interrupted by information technology problems and disasters such as earthquakes or fires. Any significant failure in our distribution facilities could result in an adverse effect on our business. We maintain business interruption insurance, but it may not adequately protect us from adverse effects caused by significant disruptions in our distribution facilities.

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We rely significantly on information technology to operate our business, including our supply chain and retail operations, and any failure, inadequacy or interruption of that technology could harm our ability to effectively operate our business.

We are heavily dependent on information technology systems and networks, including the Internet and third-party services (“Information Technology Systems”), across our supply chain, including product design, production, forecasting, ordering, manufacturing, transportation, sales and distribution, as well as for processing financial information for external and internal reporting purposes, retail operations and other business activities. Information Technology Systems are critical to many of our operating activities and our business processes and may be negatively impacted by any service interruption or shutdown. For example, our ability to effectively manage and maintain our inventory and to ship products to customers on a timely basis depends significantly on the reliability of these Information Technology Systems. Over a number of years, we have implemented Information Technology Systems in all of the geographical regions in which we operate. Our work to integrate, secure and enhance these systems and related processes in our global operations is ongoing and Slinger Bag will continue to invest in these efforts. The failure of these systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes, or failure to properly maintain, protect, repair or upgrade systems, or problems with transitioning to upgraded or replacement systems could cause delays in product fulfillment and reduced efficiency of our operations, could require significant capital investments to remediate the problem which may not be sufficient to cover all eventualities, and may have an adverse effect on our reputation, results of operations and financial condition.

We also use Information Technology Systems to process financial information and results of operations for internal reporting purposes and to comply with regulatory financial reporting, legal and tax requirements. If Information Technology Systems suffer severe damage, disruption or shutdown and our business continuity plans, or those of our vendors, do not effectively resolve the issues in a timely manner, we could experience delays in reporting our financial results, which could result in lost revenues and profits, as well as reputational damage. Furthermore, we depend on Information Technology Systems and personal data collection for digital marketing, digital commerce, consumer engagement and the marketing and use of our digital products and services. We also rely on our ability to engage in electronic communications throughout the world between and among our employees as well as with other third parties, including customers, suppliers, vendors and consumers. Any interruption in Information Technology Systems may impede our ability to engage in the digital space and result in lost revenues, damage to our reputation, and loss of users.

Extreme weather conditions and natural disasters could negatively impact our operating results and financial condition.

Extreme weather conditions in the areas in which our retail stores, suppliers, customers, distribution centers, manufacturing facilities, headquarters and vendors are located could adversely affect our operating results and financial condition. Moreover, natural disasters such as earthquakes, hurricanes and tsunamis, whether occurring in the United States or abroad, and their related consequences and effects, including energy shortages and public health issues, could disrupt our operations, the operations of our vendors and other suppliers or result in economic instability that may negatively impact our operating results and financial condition.

Our financial results may be adversely affected if substantial investments in businesses and operations fail to produce expected returns.

From time to time, we may invest in technology, business infrastructure, new businesses, product offering and manufacturing innovation and expansion of existing businesses, such as our digital commerce operations, which require substantial cash investments and management attention. We believe cost-effective investments are essential to business growth and profitability; however, significant investments are subject to typical risks and uncertainties inherent in developing a new business or expanding an existing business. The failure of any significant investment to provide expected returns or profitability could have a material adverse effect on our financial results and divert management attention from more profitable business operations.

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We are subject to a complex array of laws and regulations, which could have an adverse effect on our business, financial condition and results of operations.

As a multinational corporation with operations and distribution channels throughout the world, we are subject to and must comply with extensive laws and regulations in the U.S. and other jurisdictions in which we have operations and distribution channels. If we or our employees, agents, suppliers, and other partners fail to comply with any of these laws or regulations, such failure could subject us to fines, sanctions or other penalties that could negatively affect our reputation, business, financial condition and results of operations. We may be involved in various types of claims, lawsuits, regulatory proceedings and government investigations relating to our business, our products and the actions of our employees and representatives, including contractual and employment relationships, product liability, antitrust, trademark rights and a variety of other matters. It is not possible to predict with certainty the outcome of any such legal or regulatory proceedings or investigations, and we could in the future incur judgments, fines or penalties, or enter into settlements of lawsuits and claims that could have a material adverse effect on our business, financial condition and results of operations and negatively impact our reputation. The global nature of our business means legal and compliance risks, such as anti-bribery, anti-corruption, fraud, trade, environmental, competition, privacy and other regulatory matters, will continue to exist and additional legal proceedings and other contingencies will arise from time to time, which could adversely affect us. In addition, the adoption of new laws or regulations, or changes in the interpretation of existing laws or regulations, may result in significant unanticipated legal and reputational risks. Any current or future legal or regulatory proceedings could divert management’s attention from our operations and result in substantial legal fees.

The success of our business depends, in part, on high-quality employees, including key personnel.

Our success depends in part on the continued service of high-quality employees, including key executive officers and personnel. The loss of the services of key individuals, or any negative perception with respect to these individuals, could harm our business. Our success also depends on our ability to recruit, retain and engage our personnel sufficiently, both to maintain our current business and to execute our strategic initiatives. Competition for employees in our industry is intense and we may not be successful in attracting and retaining such personnel. In addition, shifts in U.S. immigration policy could negatively impact our ability to attract, hire and retain highly skilled employees who are from outside the U.S.

The sale of a large number of shares of common stock by our principal stockholder could depress the market price of our common stock.

As of the date hereof, Zehava Tepler beneficially owned approximately 82% of our common stock. The shares may become available for resale, subject to the requirements of the U.S. securities laws. The sale or prospect of a sale of a substantial number of these shares could have an adverse effect on the market price of our common stock.

If our estimates or judgments relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We base our estimates on historical experience and on various other assumptions we believe to be reasonable under the circumstances, as provided in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The results of these estimates form the basis for making judgments about the carrying values of assets, liabilities and equity, and the amount of revenue and expenses that are not readily apparent from other sources. Significant assumptions and estimates used in preparing our consolidated financial statements include those related to revenue recognition, inventory reserves, contingent payments under endorsement contracts, accounting for property, plant and equipment and definite-lived assets, hedge accounting for derivatives, stock-based compensation, income taxes and other contingencies. Our operating results may be adversely affected if our assumptions change or if actual circumstances differ from those in our assumptions, which could cause our operating results to fall below the expectations of securities analysts and investors, resulting in a decline in the price of our Common Stock.

We may fail to meet market expectations, which could cause the price of our stock to decline.

Our common stock is traded publicly and at any given time various securities analysts may follow our financial results and issue reports on us. These reports include information about our historical financial results as well as analysts’ opinions of our future performance, which may, in part, be based upon any guidance we have provided. Analysts’ estimates are often different from our estimates or expectations. If our operating results are below the estimates or expectations of public market analysts and investors, our stock price could decline. In the past, securities class action litigation has been brought against other companies following a decline in the market price of their securities. If our stock price is volatile for any reason, we may become involved in this type of litigation in the future. Any litigation could result in reputational damage, substantial costs and a diversion of management’s attention and resources needed to successfully run our business.

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If we fail to remain current on our reporting requirements, we could be removed from the OTC Bulletin Board which would limit the ability of broker-dealers to sell our securities in the secondary market.

Companies trading on the Over the Counter Bulletin Board must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market. In addition, we may be unable to get relisted on the OTC Bulletin Board, which may have an adverse material effect on the Company.

We do not expect to pay dividends in the future; any return on investment may be limited to the value of our common stock.

We do not currently anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the board of directors may consider relevant. Our current intention is to apply net earnings, if any, in the foreseeable future to increasing our capital base and development and marketing efforts. There can be no assurance that the Company will ever have sufficient earnings to declare and pay dividends to the holders of our common stock, and in any event, a decision to declare and pay dividends is at the sole discretion of our board of directors. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if its stock price appreciates.

Authorization of preferred stock.

We may amend our Certificate of Incorporation to authorize the issuance of up to 50,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by our Board of Directors. Accordingly, our Board of Directors may be empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting, or other rights which could adversely affect the voting power or other rights of the holders of the common stock.

The market price for our common stock may be particularly volatile given our status as a relatively unknown company, with a limited operating history and lack of profits which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price, which may result in substantial losses to you.

Our stock price may be particularly volatile when compared to the shares of larger, more established companies that trade on a national securities exchange and have large public floats. The volatility in our share price will be attributable to a number of factors. First, our common stock will be compared to the shares of such larger, more established companies, sporadically and thinly traded. As a consequence of this limited liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could decline precipitously in the event that a large number of shares of our common stock are sold on the market without commensurate demand. Second, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products. As a consequence of this enhanced risk, more risk-averse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a larger, more established company that trades on a national securities exchange and has a large public float. Many of these factors are beyond our control and may decrease the market price of our common stock, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common stock will be at any time. Moreover, the OTC Bulletin Board is not a liquid market in contrast to the major stock exchanges. We cannot assure you as to the liquidity or the future market prices of our common stock if a market does develop. If an active market for our common stock does not develop, the fair market value of our common stock could be materially adversely affected.

Our shares are subject to the U.S. “Penny Stock” Rules and investors who purchase our shares may have difficulty re-selling their shares as the liquidity of the market for our shares may be adversely affected by the impact of the “Penny Stock” Rules.

Our stock is subject to U.S. “Penny Stock” rules, which may make the stock more difficult to trade on the open market. A “penny stock” is generally defined by regulations of the U.S. Securities and Exchange Commission (“SEC”) as an equity security with a market price of less than US$5.00 per share. However, an equity security with a market price under US $5.00 will not be considered a penny stock if it fits within any of the following exceptions:

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(i) the equity security is listed on NASDAQ or a national securities exchange;

(ii) the issuer of the equity security has been in continuous operation for less than three years, and either has (a) net tangible assets of at least US $5,000,000, or (b) average annual revenue of at least US $6,000,000; or

(iii) the issuer of the equity security has been in continuous operation for more than three years and has net tangible assets of at least US $2,000,000.

Our common stock does not currently fit into any of the above exceptions.

If an investor buys or sells a penny stock, SEC regulations require that the investor receive, prior to the transaction, a disclosure explaining the penny stock market and associated risks. Furthermore, trading in our common stock will be subject to Rule 15g-9 of the Exchange Act, which relates to non-NASDAQ and non-exchange listed securities. Under this rule, broker/dealers who recommend our securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser’s written agreement to a transaction prior to sale. Securities are exempt from this rule if their market price is at least $5.00 per share. Since our common stock is currently deemed penny stock regulations, it may tend to reduce market liquidity of our common stock, because they limit the broker/dealers’ ability to trade, and a purchaser’s ability to sell, the stock in the secondary market.

The low price of our common stock has a negative effect on the amount and percentage of transaction costs paid by individual shareholders. The low price of our common stock also limits our ability to raise additional capital by issuing additional shares. There are several reasons for these effects. First, the internal policies of certain institutional investors prohibit the purchase of low-priced stocks. Second, many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Third, some brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. Finally, broker’s commissions on low-priced stocks usually represent a higher percentage of the stock price than commissions on higher priced stocks. As a result, the Company’s shareholders may pay transaction costs that are a higher percentage of their total share value than if our share price were substantially higher.

Because we can issue additional shares of common stock, purchasers of our common stock may incur immediate dilution and experience further dilution.

We are authorized to issue up to 300,000,000 shares of common stock, of which 24,380,000 shares of common stock are issued and outstanding as of the date hereof. Our Board of Directors has the authority to cause us to issue additional shares of common stock and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, the stockholders may experience more dilution in their ownership of our stock in the future.

A reverse stock split may decrease the liquidity of the shares of our common stock.

The liquidity of the shares of our common stock may be affected adversely by a reverse stock split given the reduced number of shares that will be outstanding following a reverse stock split, especially if the market price of our common stock does not increase as a result of the reverse stock split.

Cautionary Note

We have sought to identify what we believe to be the most significant risks to our business, but we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our common stock.

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ITEM 2. FINANCIAL INFORMATION

On September 16, 2019, Slinger Bag Inc. (then operating under its previous name, Lazex Inc., the “Company”) acquired 100% of the outstanding shares of Slinger Bag Americas Inc., a Delaware corporation (“Slinger Bag Americas”) by way of contribution of such shares by Zehava Tepler (“Zehava”), Slinger Bag America’s then owner, in exchange for Slinger Bag America’s 20,000,000 shares of common stock of the Company. As a result of such transactions, the Company became the owner of 100% of Slinger Bag Americas, and Zehava now owns 20,000,000 shares of common stock (approximately 82%) of the Company. From September 16, 2019 and onward, the Company ceased its performance of travel consulting or tour guide services and has switched its focus to the development of the technologies and products owned by Slinger Bag Americas.

On February 10, 2020, Slinger Bag Americas became the 100% owner of its affiliate, Slinger Bag Ltd (“SBL”), after Zehava, the owner of SBL, contributed it to Slinger Bag Americas for no consideration.

SBL

SBL was incorporated on October 15, 2018. At January 31, 2020, SBL had cash of $17,608, other assets of $652,988, current liabilities of $3,191,501 and stockholders’ deficit of $3,029,938.

For the period of October 15, 2018 (inception) to April 30, 2019, SBL had a net loss of $967,678, including revenues of $0 and operating expenses of $967,678, consisting of selling and marketing expenses of $234,225, general and marketing expenses of $394,313 and research and development expenses of $339,140.

For the nine months ended January 31, 2020, SBL had a net loss of $2,062,260, including revenues of $0, operating expenses of $986,273, consisting of selling and marketing expenses of $135,478, general and marketing expenses of $701,195 and research and development expenses of $149,600, as well as amortization of debt discounts of $935,987 and interest expense of $140,000.

For the period October 15, 2018 (inception) to April 30, 2019, SBL’s cash increased by $73,400 from $0 at October 15, 2018 (inception) to $73,400 at April 30, 2019. Net cash provided by operating activities was $73,402, which was primarily the result of $885,774 of cash provided from deferred revenue resulting from SBL’s Kickstarter campaign, offset by cash paid for operating expenses. SBL had no cash flow activity related to investing and financing activities during this period.

For the nine months ended January 31, 2020, SBL’s cash decreased by $55,792 from $73,400 at April 30, 2019 to $17,608 at January 31, 2020. Net cash used in operating activities amounted to $1,427,514 primarily due to the net loss for the period offset by non-cash expenses related to the amortization of debt discounts. Net cash provided by financing activities amounted to $1,367,761 resulting from proceeds of $1,700,000 from a convertible note payable issued, offset by $332,239 in payments made for shareholder borrowing. SBL had no cash flow activity relating to investing activities.

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Slinger Bag Inc. (prior to the acquisition of SBL on February 10, 2020)

Results of Operations – Nine Months Ended January 31, 2020 compared to the Nine Months Ended January 31, 2019

The following are the results of our operations for the nine months ended January 31, 2020 as compared to 2019:

	For the Nine Months Ended
	January 31,	January 31,
	2020	2019	Change
	(Unaudited)	(Unaudited)

Net sales	$-	$-	$-
Total revenues	-	-	-

Operating expenses:
Selling and marketing expenses	127,310	-	127,310
General and administrative expenses	275,036	16,041	258,995
Transaction costs	203,169	-	203,169
Total operating expenses	605,515	16,041	589,474

Loss from operations	(605,515)	(16,041)	(589,474)

Other expenses:
Amortization of debt discount	10,538	-	10,538
Interest expense - related party	64,273	-	64,273
Interest expense	2,917	-	2,917
Total other expense	77,728	-	77,728
Loss before income taxes	(683,243)	(16,041)	(667,202)
Provision for (benefit from) income taxes	-	-	-
Net loss	$(683,243)	$(16,041)	$(667,202)

We had no revenue during the nine months ended January 31, 2020 or 2019.

During the nine months ended January 31, 2020, we incurred total operating expenses of $605,515 compared with $16,041 during the nine months ended January 31, 2019. The increase is due primarily to continued marketing and development activities, website design, attendance at trade events, and additional costs necessary with building our business infrastructure to support our growth in order to commence sales activities. We also incurred transaction-related costs associated with completing the Stock Purchase Agreement with Slinger Bag Americas as well as additional professional fees associated with being a publicly traded company. There were no such costs that occurred during the same period in 2019.

During the nine months ended January 31, 2020, we had $10,538 of expenses related to the amortization of debt discounts on convertible debt issued during the quarter ended January 31, 2020. There were no such expenses during the prior year. During the nine months ended January 31, 2020, we also had interest expense of $64,273 associated with outstanding borrowings due to related parties and $2,917 of interest expense associated with borrowings due to third parties. We had no interest expense during the nine months ended January 31, 2019 as there was no interest-bearing debt outstanding.

Liquidity and Capital Resources – At January 31, 2020 and for the Nine Months then Ended

Our financial statements have been prepared on a going concern basis which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. We had an accumulated deficit of $716,334 as of January 31, 2020 and more losses are anticipated in the development of the business. Accordingly, there is substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

The ability to continue as a going concern is dependent upon our generating profitable operations in the future and/or being able to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they become due. Management intends to finance operating costs over the next twelve months with existing cash on hands, loans from related parties, and/or private placement of common stock.

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The following is a summary of our cash flows from operating, investing and financing activities for the nine months ended January 31, 2020 and 2019.

	For the Nine Months Ended
	January 31,	January 31,
	2020	2019
Cash flows from operating activities	$(2,013,283)	$(16,190)
Cash flows from investing activities	$-	$-
Cash flows from financing activities	$2,025,000	$-

We had cash of $13,711 as of January 31, 2020, as compared to $1,994 as of April 30, 2019.

Net cash used in operating activities was $2,013,283 during the nine months ended January 31, 2020, compared with $16,190 during the same period in 2019. The increase in cash used in operating activities was primarily due to additional costs incurred with completing the Stock Purchase Agreement with Slinger Bag Americas during the nine months ended January 31, 2020, as well as the acquisition of inventory relating to the onset of production at our vendors in Asia and the need to prepay up to 33% of all orders in advance. There were no such transactions that occurred during the same period in 2019.

We had no cash flows relating to investing activities during the nine months ended January 31, 2020 or 2019.

Net cash provided by financing activities was $2,025,000 for the nine months ended January 31, 2020. We had no cash flows relating to financing activities during the nine months ended January 31, 2019. Cash provided by financing activities in 2020 consisted of proceeds of $1,900,000 from notes payable with a related party, as well as $125,000 in proceeds from a convertible note payable.

Results of Operations – Year Ended April 30, 2019 compared to the Year Ended April 30, 2018

Our net loss for the year ended April 30, 2019 was $28,289 compared to $7,780 for the year ended April 30, 2018. During the year ended April 30, 2019, we did not have any revenue compared to $13,240 for the year ended April 30, 2018.

Liquidity and Capital Resources – At April 30, 2019 and for the Year then Ended

We had cash of $1,994 as of April 30, 2019, as compared to $20,782 as of April 30, 2018.

For the year ended April 30, 2019, net cash flows used in operating activities were $27,788 compared to $9,088 for the year ended April 30, 2018, primarily due to the higher net loss in 2019. Net cash flows used in investing activities for the year ended April 30, 2019 were $0 compared to $4,800 for the year ended April 30, 2018 due to capital acquisitions made in 2018. Net cash flows provided by financing activities for the year ended April 30, 2019 were $9,000 resulting from borrowings from the primary shareholder, as compared to net cash flows provided in 2018 of $18,700 relating to proceeds from the issuance of common stock.

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CRITICAL ACCOUNTING POLICIES

The SEC issued Financial Reporting Release No. 60, “Cautionary Advice Regarding Disclosure About Critical Accounting Policies” suggesting that companies provide additional disclosure and commentary on their most critical accounting policies. In Financial Reporting Release No. 60, the SEC has defined the most critical accounting policies as the ones that are most important to the portrayal of a company’s financial condition and operating results and require management to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make a variety of estimates and assumptions that affect (i) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and (ii) the reported amounts of revenues and expenses during the reporting periods covered by the financial statements. Our management expects to make judgments and estimates about the effect of matters that are inherently uncertain. As the number of variables and assumptions affecting the future resolution of the uncertainties increase, these judgments become even more subjective and complex. Although we believe that our estimates and assumptions are reasonable, actual results may differ significantly from these estimates. Changes in estimates and assumptions based upon actual results may have a material impact on our results.

OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements.

ITEM 3. PROPERTIES

As at the date hereof, we do not own or lease any properties.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as at the date hereof, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Percentage of Common Stock (1)(3)
Zehava Tepler	20,000,000	82%
Mike Ballardie (2)	0	0%
Mark Radom (2)	0	0%
Juda Honickman (2)	0	0%
Officers and directors as a Group (2)	0	0%

* less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible debt or convertible preferred shares currently exercisable or convertible, or exercisable or convertible within 60 days of the date hereof are deemed outstanding for computing percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of shares of common stock outstanding on April 1, 2020, which was 24,749,354, and the shares issuable upon exercise of options, warrants exercisable, preferred stock and debt convertible on or within 60 days of April 1, 2020.

(2) The shares included under “Officers and Directors as a Group” include those held by Mike Ballardie, the Company’s chief executive officer, Juda Honickman, the Company’s chief marketing officer, and Mark Radom, the Company’s general counsel. As at the date of this report, none of the officers or directors owns any shares of the Company, but each of such persons will be entitled to receive shares going forward in amounts to be negotiated by the Company with each such person.

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ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as at the date hereof are as follows:

Name	Age	Positions and Offices
Mike Ballardie	59	President, Chief Executive Officer, Treasurer and Director
Juda Honickman	34	Chief Marketing Officer
Mark Radom	51	General Counsel

The director named above will serve until the next annual meeting of the stockholders or until his resignation or removal from office. Thereafter, directors are anticipated to be elected for one-year terms at the annual stockholders’ meeting. Officers will hold their positions pursuant to their respective service agreements.

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years.

Professional History of Mike Ballardie

Mike is an experienced and widely recognized tennis industry leader with 35 years of experience in Tennis as a player, a coach and business leader. Mike started his tennis business career at Wilson in the late 1980s where he spent 11 years growing and ultimately leading Wilson’s EMEA Racquetsports division. In 2002, Mike joined Prince Sports Europe as vice-president and managing director and stayed in this role through 2012. In 2013, Mike became the Chief Executive Officer of Prince Global Sports, a role in which he stayed until 2016. After Prince Global Sports, Mike owned and operated FED Sports Consulting where he managed all aspects of a major restructuring project involving Waitt Brands (a holding company for Prince Global Sports). Immediately prior to joining Prince Sports, Mike worked for VF Corp., where he built the international business for their JanSport brand. Mike also served for many years as a Board Director for the Tennis Industry Association (TIA) both in the USA and in the UK. Mike has been at the forefront of many of the most successful tennis racket innovations over this period and highly regarded across this industry sector.

Professional History of Juda Honickman

Juda Honickman is Chief Marketing Officer for Slinger Bag Inc. Juda joined Slinger Bag in October 2017 to lead product design and overall strategy for the company’s pre-sale crowdfunding initiative, which exceeded its goal by 2600%. He is responsible for overseeing the planning, development and execution of the company’s marketing and advertising initiatives along with ensuring that the company’s offering and brand messaging is distributed across all channels and is effectively targeting audiences in order to meet sales objectives. In his role, Juda oversees the global communications of Slinger’s brand, including consumer insights, digital marketing, creative development, agency management, marketing effectiveness, social responsibility, sponsorships, media and employee communications. Juda previously served as The Director of Marketing and Strategy for a global legal tech company and before that oversaw marketing and sales for an innovative consumer tech business.

Professional History of Mark Radom

From July 2018 to-date, Mark Radom has served as general counsel of The Greater Cannabis Company, Inc. From February 2010 through July 2015, Mr. Radom served as the chief carbon officer and general counsel of Blue Sphere Corporation. From 2009 through 2010, Mr. Radom was managing director of Carbon MPV Limited, a Cyprus company focused on developing renewable energy and carbon credit projects. From 2007 to 2009, Mr. Radom was general counsel and chief operating officer of Carbon Markets Global Limited, a London-based carbon credit and renewable energy project developer. Mr. Radom has extensive experience in business development in the renewable energy and carbon credit sectors. He has sourced over U.S. $100,000,000 in renewable energy, industrial gas and carbon credit projects and managed many complex aspects of their implementation. He was legal counsel for a number of carbon and ecological project developers and was responsible for structuring joint ventures and advising on developing projects through the CDM/JI registration cycle and emission reduction purchase agreements under the auspices of the Kyoto Protocol. Prior to this, he worked on Wall Street and in the City of London as a US securities and capital markets lawyer where he represented sovereigns, global investment banks and fortune 500 companies across a broad range of capital raising and corporate transactions. He is a graduate of Duke University and Brooklyn Law School. Mr. Radom is admitted to practice law in New York and New Jersey and speaks fluent Russian.

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TERM OF OFFICE

All directors hold office until the next annual meeting of the stockholders of the Company and until their successors have been duly elected and qualified. The Company’s Bylaws provide that the Board of Directors will consist of no less than three members. Officers are elected by and serve at the discretion of the Board of Directors

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of two members, neither of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

CERTAIN LEGAL PROCEEDINGS

No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his ability or integrity during the past ten years.

SIGNIFICANT EMPLOYEES

Other than our officers and directors, we currently have no other significant employees.

AUDIT COMMITTEE AND CONFLICTS OF INTEREST

Since we do not have an audit or compensation committee comprised of independent directors, the functions that would have been performed by such committees are performed by our directors. The Board of Directors has not established an audit committee and does not have an audit committee financial expert, nor has the Board of Directors established a nominating committee. The Board is of the opinion that such committees are not necessary since the Company is an early development stage company and has only two directors, and to date, such directors have been performing the functions of such committees. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions.

There are no family relationships among our directors or officers. Other than as described above, we are not aware of any other conflicts of interest with any of our executive officers or directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based on our review of filings made on the SEC website, and the fact of us not receiving certain forms or written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended April 30, 2019, our executive officers, directors and greater-than-ten percent stockholders have not complied with all Section 16(a) filing requirements.

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CODE OF ETHICS

The Company has not adopted a code of ethics that applies to its principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has not adopted a code of ethics because it has only commenced operations.

ITEM 6. EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our then Officers for all services rendered in all capacities to us for the fiscal years ended as indicated.

Name and Principal Position	Year ended April 30	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All other compensation ($)	Total ($)
Iuliia	2019	-	-	-	-	-	-
Gittleman (1)(2)	2018	-	-	-	-	-	-

(1)	Ms. Gittleman served as the Company’s Principal Executive officer, Principal Financial officer, Secretary and as \ Chairman of the Board of Directors until September 16, 2019 and was the sole person who had any role in determining executive compensation for the fiscal years ended April 30, 2018 and 2019.
(2)	Ms. Gittleman’s principal address is 68/29 Husitska Street, Zizkov, Prague, Czech Republic 13,000.

STOCK OPTION GRANTS

Not applicable.

SERVICE AGREEMENTS

The Company is a party to service agreements with Mike Ballardie, its chief executive officer, Juda Honickman, its chief marketing officer, and Mark Radom, its general counsel.

DIRECTOR COMPENSATION

The following table sets forth director compensation for the year ended April 30, 2019:

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
Juliia Gittleman	-	-	-

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Not applicable.

ITEM 8. LEGAL PROCEEDINGS

Not applicable.

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ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REIGSTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

HOLDERS

As at the date hereof, the Company had 24,749,354 shares of common stock issued and outstanding held by approximately 56 shareholders of record. 607,000 of such shares are held of record by Cede & Co.

DIVIDENDS

Historically, we have not paid any dividends to the holders of our common stock and we do not expect to pay any such dividends in the foreseeable future as we expect to retain our future earnings for use in the operation and expansion of our business.

TRANSFER AGENT

Our transfer agent is Worldwide Stock Transfer, LLC, whose address One University Plaza, Suite 505, Hackensack, NJ 07601 and whose telephone number is 201-820-2010.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We have not established any compensation plans under which equity securities are authorized for issuance.

PURCHASES OF EQUITY SECURITIES BY THE REGISTRANT AND AFFILIATED PURCHASERS

We did not purchase any of our shares of common stock or other securities during the year ended April 30, 2019.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

Not applicable.

ITEM 11. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock possess all voting power. According to our bylaws, generally, when a quorum is present or represented at any meeting of stockholders, the affirmative vote of the majority of the votes cast, by the holders of shares of our common stock is sufficient to elect members of our board of directors or to decide any question brought before such meeting, subject to any voting rights granted to holders of any preferred stock. According to our bylaws, generally, the presence, in person or by proxy duly authorized, of the holder or holders of a majority of the issued and outstanding shares of the capital stock of the Company constitutes a quorum for the transaction of business. Our articles of incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of common stock are entitled to receive the dividends as may be declared by our board of directors out of funds legally available for dividends. Our board of directors is not obligated to declare a dividend. Any future dividends will be subject to the discretion of our board of directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, its capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

The common stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. There are no conversions, redemption, sinking fund or similar provisions regarding the common stock.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide that we shall indemnify and hold harmless to the fullest extent legally permissible under the general corporation law of the state of Nevada every person who was or is a party or is threatened to be made a part to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of our company or is or was serving at the request of our company or for our benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

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ITEM 13. FINANCIAL STATEMETNS AND SUPPLEMENTARY DATA

Audited Financial Statements of Slinger Bag Ltd for the period October 15, 2018 (inception) to April 30, 2019, as well as unaudited financial statements as of and for the nine months ended January 31, 2020 are filed as Exhibit 99.1 to this report.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS

Number	Description

3.1	Articles of Incorporation*

3.2	Bylaws*

10.1	Midcity 12% Promissory Note dated March 16, 2020

10.2	Midcity 12% Securities Purchase Agreement dated March 16, 2020

10.3	Midcity 12% Warrant Agreement dated March 16, 2020

10.4	Distribution Agreement with Globeride Inc. dated March 26, 2020

99.1	Audited Financial Statements of Slinger Bag Ltd for the period October 15, 2018 (inception) to April 30, 2019, as well as unaudited financial statements as of and for the nine months ended January 31, 2020.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

*	Incorporated by reference to the Registrant’s Form S-1 (File No. 333-214463), filed with the Commission on November 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLINGER BAG inc. a Nevada corporation

Dated:April 1, 2020	By:	/s/ Mike Ballardie
Chief Executive Officer

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